TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-1

Report of independent registered public accounting firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA-CREF Life Separate Account VLI-2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 indicated in the table below as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	M Capital Appreciation Fund(1)

TIAA-CREF Life Core Bond(1)	M International Equity Fund(1)

TIAA-CREF Life Growth Equity(1)	M Large Cap Growth Fund(1)

TIAA-CREF Life Growth & Income(1)	M Large Cap Value Fund(1)

TIAA-CREF Life International Equity(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class(1)

TIAA-CREF Life Large-Cap Value(1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class(1)

TIAA-CREF Life Money Market(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class(1)

TIAA-CREF Life Real Estate Securities(1)	PIMCO VIT Real Return Portfolio—Institutional Class(1)

TIAA-CREF Life Small-Cap Equity(1)	PIMCO VIT Total Return Portfolio—Institutional Class(1)

TIAA-CREF Life Social Choice Equity(1)	PVC Equity Income Account—Class 1(1)

TIAA-CREF Life Stock Index(1)	PVC MidCap Account—Class 1(1)

Delaware VIP Diversified Income Series—Standard Class(2)	PSF Natural Resources Portfolio—Class II (formerly Prudential Series Fund—Natural Resources Portfolio—Class II)(1)

LVIP Delaware Diversified Income Fund—Standard Class(3)	T. Rowe Price Health Sciences Portfolio I(1)

Delaware VIP Small Cap Value Series—Standard Class(1)	T. Rowe Price Limited-Term Bond Portfolio(1)

DFA VA Equity Allocation Portfolio(1)	Templeton Developing Markets VIP Fund—Class 1(1)

DFA VA Global Bond Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

DFA VA Global Moderate Allocation Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

DFA VA International Small Portfolio(1)	Vanguard VIF High Yield Bond Portfolio(1)

DFA VA International Value Portfolio(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

DFA VA Short-Term Fixed Portfolio(1)	Vanguard VIF Real Estate Index Portfolio(1)

DFA VA US Large Value Portfolio(1)	Vanguard VIF Small Company Growth Portfolio(1)

DFA VA US Targeted Value Portfolio(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

DFA VIT Inflation Protected Securities Portfolio(1)	Voya Russell Large Cap Growth Index Portfolio—Class I(1)

John Hancock Emerging Markets Value Trust(1)	VY Clarion Global Real Estate Portfolio—Class I(1)

(1)	Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and December 31, 2020.
(2)

Statement of operations for the period January 1, 2021 through April 30, 2021 and statement of changes in net assets for the period January 1, 2021 through April 30, 2021 and the year ended December 31, 2020.

(3)	Statement of operations and statement of changes in net assets for the period April 30, 2021 (date of fund merger) through December 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 27, 2022

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 since 2012.

B-2	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2021

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS

Investments, at value	$1,990,298	$2,797,245	$7,911,114	$4,048,962	$6,707,126

Total assets	$1,990,298	$2,797,245	$7,911,114	$4,048,962	$6,707,126

NET ASSETS—Accumulation fund	$1,990,298	$2,797,245	$7,911,114	$4,048,962	$6,707,126

Investments, at cost	$1,742,195	$2,777,569	$7,621,349	$2,590,282	$5,645,416

Shares held in corresponding Funds	139,279	264,891	378,885	155,371	663,415

UNIT VALUE	$45.35	$34.51	$125.75	$96.53	$51.44

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2021

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$34,920	$66,292	$20,253	$29,523	$71,721

Net investment income (loss)	34,920	66,292	20,253	29,523	71,721

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	13,555	22,202	1,026,224	109,040	193,784

Capital gain distributions	45,493	47,122	1,440,904	75,784	—

Net realized gain (loss)	59,048	69,324	2,467,128	184,824	193,784

Net change in unrealized appreciation (depreciation) on investments	78,352	(162,607)	(1,329,735)	621,680	403,885

Net realized and unrealized gain (loss) on investments	137,400	(93,283)	1,137,393	806,504	597,669

Net increase (decrease) in net assets from operations	$172,320	$(26,991)	$1,157,646	$836,027	$669,390

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-3

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2021

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS

Investments, at value	$1,338,993	$3,081,778	$707,832	$2,546,637	$717,264

Total assets	$1,338,993	$3,081,778	$707,832	$2,546,637	$717,264

NET ASSETS—Accumulation fund	$1,338,993	$3,081,778	$707,832	$2,546,637	$717,264

Investments, at cost	$1,034,108	$3,081,778	$522,101	$2,483,520	$510,318

Shares held in corresponding Funds	70,399	3,081,778	35,498	145,356	31,542

UNIT VALUE	$71.21	$26.34	$73.24	$80.75	$96.20

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2021

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME

Dividends	$17,546	$—	$8,725	$11,654	$7,013

Net investment income (loss)	17,546	—	8,725	11,654	7,013

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	25,532	—	80,167	427,166	3,842

Capital gain distributions	—	—	1,240	—	17,345

Net realized gain (loss)	25,532	—	81,407	427,166	21,187

Net change in unrealized appreciation (depreciation) on investments	239,521	—	147,194	(73,069)	118,793

Net realized and unrealized gain (loss) on investments	265,053	—	228,601	354,097	139,980

Net increase (decrease) in net assets from operations	$282,599	$—	$237,326	$365,751	$146,993

B-4	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Diversified Income Series—Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account

ASSETS

Investments, at value	$32,606,560	$—	$3,238,443	$3,078,129	$1,884,784

Total assets	$32,606,560	$—	$3,238,443	$3,078,129	$1,884,784

NET ASSETS—Accumulation fund	$32,606,560	$—	$3,238,443	$3,078,129	$1,884,784

Investments, at cost	$21,689,889	$—	$2,458,173	$3,082,173	$1,914,736

Shares held in corresponding Funds	794,894	—	71,112	206,033	180,535

UNIT VALUE	$99.80	$—	$70.57	$43.51	$29.59

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Diversified Income Series—Standard Class Sub-Account ‡	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$340,178	$169,868	$28,606	$61,910	$13,580

Net investment income (loss)	340,178	169,868	28,606	61,910	13,580

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,392,805	57,033	57,498	530,375	(2,547)

Capital gain distributions	70,483	150,468	—	145,808	178

Net realized gain (loss)	1,463,288	207,501	57,498	676,183	(2,369)

Net change in unrealized appreciation (depreciation) on investments	4,415,621	(483,709)	866,271	(260,800)	(30,345)

Net realized and unrealized gain (loss) on investments	5,878,909	(276,208)	923,769	415,383	(32,714)

Net increase (decrease) in net assets from operations	$6,219,087	$(106,340)	$952,375	$477,293	$(19,134)

‡	Delaware VIP Diversified Income Series-Standard Class merged operations with LVIP Delaware Diversified Income Fund-Standard Class on April 30, 2021.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-5

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2021

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

ASSETS

Investments, at value	$12,031,513	$6,476,421	$8,160,357	$1,054,978	$11,606,002

Total assets	$12,031,513	$6,476,421	$8,160,357	$1,054,978	$11,606,002

NET ASSETS—Accumulation fund	$12,031,513	$6,476,421	$8,160,357	$1,054,978	$11,606,002

Investments, at cost	$9,310,507	$5,919,342	$7,458,613	$1,062,654	$9,194,968

Shares held in corresponding Funds	762,453	474,116	611,263	103,632	350,423

UNIT VALUE	$45.30	$57.27	$43.68	$26.90	$79.27

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2021

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$170,448	$163,065	$309,696	$67	$185,840

Net investment income (loss)	170,448	163,065	309,696	67	185,840

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	309,622	118,996	224,007	124	428,946

Capital gain distributions	382,111	439,806	—	—	—

Net realized gain (loss)	691,733	558,802	224,007	124	428,946

Net change in unrealized appreciation (depreciation) on investments	670,115	100,473	736,772	(2,168)	1,787,985

Net realized and unrealized gain (loss) on investments	1,361,848	659,275	960,779	(2,044)	2,216,931

Net increase (decrease) in net assets from operations	$1,532,296	$822,340	$1,270,475	$(1,977)	$2,402,771

B-6	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account	M Capital Appreciation Fund Sub-Account

ASSETS

Investments, at value	$4,980,016	$653,251	$3,200,176	$5,406,646	$5,681,774

Total assets	$4,980,016	$653,251	$3,200,176	$5,406,646	$5,681,774

NET ASSETS—Accumulation fund	$4,980,016	$653,251	$3,200,176	$5,406,646	$5,681,774

Investments, at cost	$3,892,092	$642,846	$2,883,444	$5,468,639	$6,119,101

Shares held in corresponding Funds	211,286	57,810	305,069	513,305	200,769

UNIT VALUE	$80.88	$32.21	$35.66	$31.97	$83.30

	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account‡	M Capital Appreciation Fund Sub-Account

INVESTMENT INCOME

Dividends	$66,305	$29,516	$77,905	$98,127	$—

Net investment income (loss)	66,305	29,516	77,905	98,127	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	154,261	2,474	36,003	2,740	1,502,949

Capital gain distributions	333,009	5,301	—	—	937,170

Net realized gain (loss)	487,270	7,775	36,003	2,740	2,440,119

Net change in unrealized appreciation (depreciation) on investments	887,826	(19,162)	213,144	(61,993)	(1,615,237)

Net realized and unrealized gain (loss) on investments	1,375,096	(11,387)	249,147	(59,253)	824,882

Net increase (decrease) in net assets from operations	$1,441,401	$18,129	$327,052	$38,874	$824,882

‡	Delaware VIP Diversified Income Series-Standard Class merged operations with LVIP Delaware Diversified Income Fund-Standard Class on April 30, 2021.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-7

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2021

	M International Equity Fund Sub-Account	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account

ASSETS

Investments, at value	$8,994,916	$8,579,101	$4,307,872	$983,841	$347,912

Total assets	$8,994,916	$8,579,101	$4,307,872	$983,841	$347,912

NET ASSETS—Accumulation fund	$8,994,916	$8,579,101	$4,307,872	$983,841	$347,912

Investments, at cost	$7,569,252	$7,429,839	$3,558,202	$790,679	$350,207

Shares held in corresponding Funds	622,486	253,295	279,914	48,394	27,788

UNIT VALUE	$39.67	$112.50	$65.00	$63.77	$32.75

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2021

	M International Equity Fund Sub-Account	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$213,531	$—	$65,401	$5,429	$14,621

Net investment income (loss)	213,531	—	65,401	5,429	14,621

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	173,910	446,651	123,191	(7,530)	758

Capital gain distributions	—	1,467,115	—	—	—

Net realized gain (loss)	173,910	1,913,766	123,191	(7,530)	758

Net change in unrealized appreciation (depreciation) on investments	498,105	(326,634)	836,558	265,256	(23,095)

Net realized and unrealized gain (loss) on investments	672,015	1,587,132	959,749	257,726	(22,337)

Net increase (decrease) in net assets from operations	$885,546	$1,587,132	$1,025,150	$263,155	$(7,716)

B-8	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account

ASSETS

Investments, at value	$450,843	$1,067,798	$4,768,122	$4,785,912	$712,078

Total assets	$450,843	$1,067,798	$4,768,122	$4,785,912	$712,078

NET ASSETS—Accumulation fund	$450,843	$1,067,798	$4,768,122	$4,785,912	$712,078

Investments, at cost	$484,652	$981,604	$4,844,742	$3,647,823	$540,668

Shares held in corresponding Funds	41,210	76,326	443,134	139,735	9,525

UNIT VALUE	$28.71	$33.13	$34.19	$80.06	$111.86

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$24,010	$51,410	$83,179	$90,736	$852

Net investment income (loss)	24,010	51,410	83,179	90,736	852

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(319)	9,416	3,531	343,341	5,840

Capital gain distributions	7,234	—	176,072	2,620	42,972

Net realized gain (loss)	6,915	9,416	179,603	345,961	48,812

Net change in unrealized appreciation (depreciation) on investments	(49,990)	(5,075)	(308,285)	528,451	97,535

Net realized and unrealized gain (loss) on investments	(43,075)	4,341	(128,682)	874,412	146,347

Net increase (decrease) in net assets from operations	$(19,065)	$55,751	$(45,503)	$965,148	$147,199

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-9

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2021

	PSF Natural Resources Portfolio—Class II Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account

ASSETS

Investments, at value	$449,734	$1,194,675	$541,998	$4,475,077	$9,046,938

Total assets	$449,734	$1,194,675	$541,998	$4,475,077	$9,046,938

NET ASSETS—Accumulation fund	$449,734	$1,194,675	$541,998	$4,475,077	$9,046,938

Investments, at cost	$325,741	$1,019,053	$541,921	$4,035,517	$6,628,387

Shares held in corresponding Funds	13,724	18,459	110,387	415,899	178,476

UNIT VALUE	$22.73	$62.05	$28.99	$37.19	$113.47

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2021

	PSF Natural Resources Portfolio—Class II Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund— Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$—	$9,195	$43,514	$81,118

Net investment income (loss)	—	—	9,195	43,514	81,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	17,922	264,964	15,486	88,781	541,311

Capital gain distributions	—	73,246	3,246	80,578	566,900

Net realized gain (loss)	17,922	338,210	18,732	169,359	1,108,211

Net change in unrealized appreciation (depreciation) on investments	69,918	(169,588)	(25,654)	(490,786)	438,648

Net realized and unrealized gain (loss) on investments	87,840	168,622	(6,922)	(321,427)	1,546,859

Net increase (decrease) in net assets from operations	$87,840	$168,622	$2,273	$(277,913)	$1,627,977

B-10	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account

ASSETS

Investments, at value	$50,527,051	$3,036,716	$15,062,576	$4,158,554	$6,493,228

Total assets	$50,527,051	$3,036,716	$15,062,576	$4,158,554	$6,493,228

NET ASSETS—Accumulation fund	$50,527,051	$3,036,716	$15,062,576	$4,158,554	$6,493,228

Investments, at cost	$32,924,456	$2,933,572	$12,381,623	$3,176,271	$5,034,149

Shares held in corresponding Funds	771,759	376,764	510,942	251,120	245,027

UNIT VALUE	$93.34	$42.59	$89.00	$64.15	$89.05

	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$558,106	$97,478	$103,093	$69,660	$23,260

Net investment income (loss)	558,106	97,478	103,093	69,660	23,260

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,459,234	2,661	456,969	23,120	50,173

Capital gain distributions	1,667,430	—	615,254	92,174	297,578

Net realized gain (loss)	3,126,664	2,661	1,072,223	115,294	347,751

Net change in unrealized appreciation (depreciation) on investments	7,521,750	(7,136)	1,170,002	1,010,177	435,754

Net realized and unrealized gain (loss) on investments	10,648,414	(4,475)	2,242,225	1,125,471	783,505

Net increase (decrease) in net assets from operations	$11,206,520	$93,003	$2,345,318	$1,195,131	$806,765

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2021	concluded

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account	Voya Russell Large Cap Growth Index Portfolio— Class I Sub-Account	VY Clarion Global Real Estate Portfolio— Class I Sub-Account

ASSETS

Investments, at value	$11,500,833	$8,755,183	$259,397

Total assets	$11,500,833	$8,755,183	$259,397

NET ASSETS—Accumulation fund	$11,500,833	$8,755,183	$259,397

Investments, at cost	$11,219,082	$7,272,548	$207,789

Shares held in corresponding Funds	941,148	120,379	18,810

UNIT VALUE	$32.44	$136.64	$52.44

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2021

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account	Voya Russell Large Cap Growth Index Portfolio— Class I Sub-Account	VY Clarion Global Real Estate Portfolio— Class I Sub-Account

INVESTMENT INCOME

Dividends	$221,843	$25,176	$6,576

Net investment income (loss)	221,843	25,176	6,576

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	11,252	1,224,204	(4,043)

Capital gain distributions	88,959	21,570	—

Net realized gain (loss)	100,211	1,245,774	(4,043)

Net change in unrealized appreciation (depreciation) on investments	(503,523)	177,799	66,024

Net realized and unrealized gain (loss) on investments	(403,312)	1,423,573	61,981

Net increase (decrease) in net assets from operations	$(181,469)	$1,448,749	$68,557

B-12	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ∎  For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Core Bond Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$34,920	$29,384	$66,292	$70,568

Net realized gain (loss)	59,048	46,619	69,324	18,062

Net change in unrealized appreciation (depreciation) on investments	78,352	123,445	(162,607)	97,129

Net increase (decrease) in net assets from operations	172,320	199,448	(26,991)	185,759

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	318,826	124,294	283,970	280,228

Net contractowner transfers	6	(20,736)	146,006	59,320

Withdrawals and death benefits (b)	(116,734)	(313,787)	(298,263)	(283,223)

Net increase (decrease) in net assets resulting from contractowner transactions	202,098	(210,229)	131,713	56,325

Net increase (decrease) in net assets	374,418	(10,781)	104,722	242,084

NET ASSETS

Beginning of period	1,615,880	1,626,661	2,692,523	2,450,439

End of period	$1,990,298	$1,615,880	$2,797,245	$2,692,523

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	39,121	44,959	77,250	75,828

Units purchased	7,448	3,335	8,251	8,404

Units sold/transferred	(2,678)	(9,173)	(4,448)	(6,982)

End of period	43,891	39,121	81,053	77,250

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-13

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$20,253	$24,884	$29,523	$37,171

Net realized gain (loss)	2,467,128	1,746,861	184,824	178,483

Net change in unrealized appreciation (depreciation) on investments	(1,329,735)	810,821	621,680	374,135

Net increase (decrease) in net assets from operations	1,157,646	2,582,566	836,027	589,789

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	470,114	437,288	133,926	135,440

Net contractowner transfers	(1,444,818)	(1,783,560)	(185,379)	(137,745)

Withdrawals and death benefits (b)	(809,292)	(509,092)	(132,181)	(141,138)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,783,996)	(1,855,364)	(183,634)	(143,443)

Net increase (decrease) in net assets	(626,350)	727,202	652,393	446,346

NET ASSETS

Beginning of period	8,537,464	7,810,262	3,396,569	2,950,223

End of period	$7,911,114	$8,537,464	$4,048,962	$3,396,569

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	78,866	103,869	44,042	46,074

Units purchased	3,945	5,110	1,602	2,365

Units sold/transferred	(19,899)	(30,113)	(3,700)	(4,397)

End of period	62,912	78,866	41,944	44,042

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-14	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$71,721	$88,709	$17,546	$18,659

Net realized gain (loss)	193,784	157,577	25,532	(8,783)

Net change in unrealized appreciation (depreciation) on investments	403,885	607,843	239,521	8,876

Net increase (decrease) in net assets from operations	669,390	854,129	282,599	18,752

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	375,734	566,567	67,285	51,004

Net contractowner transfers	(232,224)	(264,972)	28,627	(127,521)

Withdrawals and death benefits (b)	(283,087)	(489,600)	(72,431)	(105,314)

Net increase (decrease) in net assets resulting from contractowner transactions	(139,577)	(188,005)	23,481	(181,831)

Net increase (decrease) in net assets	529,813	666,124	306,080	(163,079)

NET ASSETS

Beginning of period	6,177,313	5,511,189	1,032,913	1,195,992

End of period	$6,707,126	$6,177,313	$1,338,993	$1,032,913

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	133,112	136,977	18,400	22,159

Units purchased	7,487	14,316	1,028	1,051

Units sold/transferred	(10,209)	(18,181)	(624)	(4,809)

End of period	130,390	133,112	18,804	18,400

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-15

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$—	$30,909	$8,725	$15,532

Net realized gain (loss)	—	—	81,407	43,670

Net change in unrealized appreciation (depreciation) on investments	—	—	147,194	(44,104)

Net increase (decrease) in net assets from operations	—	30,909	237,326	15,098

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,686,057	1,243,318	63,531	64,083

Net contractowner transfers	(6,494,273)	3,916,040	(287,841)	30,174

Withdrawals and death benefits (b)	(1,154,720)	(950,200)	(22,278)	(53,629)

Net increase (decrease) in net assets resulting from contractowner transactions	(5,962,936)	4,209,158	(246,588)	40,628

Net increase (decrease) in net assets	(5,962,936)	4,240,067	(9,262)	55,726

NET ASSETS

Beginning of period	9,044,714	4,804,647	717,094	661,368

End of period	$3,081,778	$9,044,714	$707,832	$717,094

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	343,354	183,143	13,660	12,759

Units purchased	64,005	47,211	1,033	1,328

Units sold/transferred	(290,364)	113,001	(5,029)	(427)

End of period	116,995	343,354	9,664	13,660

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-16	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life Small Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$11,654	$12,057	$7,013	$6,942

Net realized gain (loss)	427,166	929	21,187	28,513

Net change in unrealized appreciation (depreciation) on investments	(73,069)	196,539	118,793	60,694

Net increase (decrease) in net assets from operations	365,751	209,525	146,993	96,149

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	201,156	186,690	53,056	59,302

Net contractowner transfers	370,457	(165,621)	(3,627)	12,353

Withdrawals and death benefits (b)	(120,947)	(76,945)	(7,720)	(13,042)

Net increase (decrease) in net assets resulting from contractowner transactions	450,666	(55,876)	41,709	58,613

Net increase (decrease) in net assets	816,417	153,649	188,702	154,762

NET ASSETS

Beginning of period	1,730,220	1,576,571	528,562	373,800

End of period	$2,546,637	$1,730,220	$717,264	$528,562

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	26,731	27,475	6,942	5,914

Units purchased	2,666	3,844	643	1,026

Units sold/transferred	2,140	(4,588)	(129)	2

End of period	31,537	26,731	7,456	6,942

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-17

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	TIAA-CREF Life Stock Index Sub-Account		Delaware VIP Diversified Income Series-Standard Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021‡	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$340,178	$383,305	$169,868	$127,699

Net realized gain (loss)	1,463,288	2,339,977	207,501	32,759

Net change in unrealized appreciation (depreciation) on investments	4,415,621	1,716,850	(483,709)	326,389

Net increase (decrease) in net assets from operations	6,219,087	4,440,132	(106,340)	486,847

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,616,183	1,738,373	135,174	498,592

Net contractowner transfers	2,136,793	(1,742,530)	(5,131,754)	250,470

Withdrawals and death benefits (b)	(1,851,837)	(1,705,089)	(104,937)	(399,914)

Net increase (decrease) in net assets resulting from contractowner transactions	1,901,139	(1,709,246)	(5,101,517)	349,148

Net increase (decrease) in net assets	8,120,226	2,730,886	(5,207,857)	835,995

NET ASSETS

Beginning of period	24,486,334	21,755,448	5,207,857	4,371,862

End of period	$32,606,560	$24,486,334	—	$5,207,857

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	308,227	330,710	160,790	149,876

Units purchased	18,065	26,792	4,248	16,167

Units sold/transferred	423	(49,275)	(165,038)	(5,253)

End of period	326,715	308,227	—	160,790

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
‡	Delaware VIP Diversified Income Series-Standard Class merged operations with LVIP Delaware Diversified Income Fund-Standard Class on April 30, 2021.

B-18	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Delaware VIP Small Cap Value Series-Standard Class Sub-Account		DFA VA Equity Allocation Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$28,606	$32,745	$61,910	$21,010

Net realized gain (loss)	57,498	47,414	676,183	7,923

Net change in unrealized appreciation (depreciation) on investments	866,271	(146,380)	(260,800)	184,057

Net increase (decrease) in net assets from operations	952,375	(66,221)	477,293	212,990

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	200,110	246,058	159,667	159,949

Net contractowner transfers	(611,281)	(2,627)	1,841,324	1,102

Withdrawals and death benefits (b)	(184,411)	(266,599)	(779,837)	(39,919)

Net increase (decrease) in net assets resulting from contractowner transactions	(595,582)	(23,168)	1,221,154	121,132

Net increase (decrease) in net assets	356,793	(89,389)	1,698,447	334,122

NET ASSETS

Beginning of period	2,881,650	2,971,039	1,379,682	1,045,560

End of period	$3,238,443	$2,881,650	$3,078,129	$1,379,682

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	54,886	55,512	39,443	33,525

Units purchased	3,111	5,689	3,761	6,485

Units sold/transferred	(12,109)	(6,315)	27,549	(567)

End of period	45,888	54,886	70,753	39,443

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-19

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	DFA VA Global Bond Portfolio Sub-Account		DFA VA Global Moderate Allocation Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$13,580	$466	$170,448	$112,471

Net realized gain (loss)	(2,369)	(9,179)	691,733	238,438

Net change in unrealized appreciation (depreciation) on investments	(30,345)	31,613	670,115	777,555

Net increase (decrease) in net assets from operations	(19,134)	22,900	1,532,296	1,128,464

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	148,146	125,407	464,622	454,043

Net contractowner transfers	19,471	150,903	77,385	(18)

Withdrawals and death benefits (b)	(54,526)	(83,246)	(858,235)	(750,054)

Net increase (decrease) in net assets resulting from contractowner transactions	113,091	193,064	(316,228)	(296,029)

Net increase (decrease) in net assets	93,957	215,964	1,216,068	832,435

NET ASSETS

Beginning of period	1,790,827	1,574,863	10,815,445	9,983,010

End of period	$1,884,784	$1,790,827	$12,031,513	$10,815,445

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	59,887	53,433	272,658	280,084

Units purchased	4,977	4,218	10,884	14,204

Units sold/transferred	(1,173)	2,236	(17,951)	(21,631)

End of period	63,691	59,887	265,591	272,658

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-20	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA International Small Portfolio Sub-Account		DFA VA International Value Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$163,065	$105,249	$309,696	$157,344

Net realized gain (loss)	558,802	57,808	224,007	(187,735)

Net change in unrealized appreciation (depreciation) on investments	100,473	373,856	736,772	(80,458)

Net increase (decrease) in net assets from operations	822,340	536,913	1,270,475	(110,849)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	392,467	440,679	713,025	572,093

Net contractowner transfers	(88,947)	189,623	(676,016)	48,439

Withdrawals and death benefits (b)	(306,661)	(344,931)	(376,472)	(329,388)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,141)	285,371	(339,463)	291,144

Net increase (decrease) in net assets	819,199	822,284	931,012	180,295

NET ASSETS

Beginning of period	5,657,222	4,834,938	7,229,345	7,049,050

End of period	$6,476,421	$5,657,222	$8,160,357	$7,229,345

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	113,172	105,828	195,482	187,243

Units purchased	7,103	11,034	16,803	18,368

Units sold/transferred	(7,186)	(3,690)	(25,469)	(10,129)

End of period	113,089	113,172	186,816	195,482

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-21

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	DFA VA Short-Term Fixed Portfolio Sub-Account		DFA VA US Large Value Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$67	$7,193	$185,840	$183,520

Net realized gain (loss)	124	1,414	428,946	121,923

Net change in unrealized appreciation (depreciation) on investments	(2,168)	(1,391)	1,787,985	(369,831)

Net increase (decrease) in net assets from operations	(1,977)	7,216	2,402,771	(64,388)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	85,520	99,129	919,196	799,787

Net contractowner transfers	43,874	65,330	(283,101)	(162,481)

Withdrawals and death benefits (b)	(287,368)	(71,103)	(476,600)	(594,525)

Net increase (decrease) in net assets resulting from contractowner transactions	(157,974)	93,356	159,495	42,781

Net increase (decrease) in net assets	(159,951)	100,572	2,562,266	(21,607)

NET ASSETS

Beginning of period	1,214,929	1,114,357	9,043,736	9,065,343

End of period	$1,054,978	$1,214,929	$11,606,002	$9,043,736

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	45,081	41,596	144,928	143,277

Units purchased	3,174	3,682	12,365	14,769

Units sold/transferred	(9,035)	(197)	(10,887)	(13,118)

End of period	39,220	45,081	146,406	144,928

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-22	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account		DFA VIT Inflation Protected Securities Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$66,305	$55,407	$29,516	$3,060

Net realized gain (loss)	487,270	(35,838)	7,775	3,461

Net change in unrealized appreciation (depreciation) on investments	887,826	236,016	(19,162)	24,624

Net increase (decrease) in net assets from operations	1,441,401	255,585	18,129	31,145

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	255,828	251,347	15,531	14,549

Net contractowner transfers	(215,617)	229,893	346,990	(493)

Withdrawals and death benefits (b)	(179,199)	(144,813)	(17,750)	(17,760)

Net increase (decrease) in net assets resulting from contractowner transactions	(138,988)	336,427	344,771	(3,704)

Net increase (decrease) in net assets	1,302,413	592,012	362,900	27,441

NET ASSETS

Beginning of period	3,677,603	3,085,591	290,351	262,910

End of period	$4,980,016	$3,677,603	$653,251	$290,351

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	63,510	55,409	9,519	9,629

Units purchased	3,452	5,666	509	516

Units sold/transferred	(5,391)	2,435	10,256	(627)

End of period	61,571	63,510	20,284	9,519

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-23

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	John Hancock Emerging Markets Value Trust Sub-Account		LVIP Delaware Diversified Income Fund—Standard Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021†

FROM OPERATIONS

Net investment income (loss)	$77,905	$58,736	$98,127

Net realized gain (loss)	36,003	(32,488)	2,740

Net change in unrealized appreciation (depreciation) on investments	213,144	132,632	(61,993)

Net increase (decrease) in net assets from operations	327,052	158,880	38,874

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	180,115	226,939	296,803

Net contractowner transfers	26,142	(74,982)	5,382,609

Withdrawals and death benefits (b)	(155,636)	(149,744)	(311,640)

Net increase (decrease) in net assets resulting from contractowner transactions	50,621	2,213	5,367,772

Net increase (decrease) in net assets	377,673	161,093	5,406,646

NET ASSETS

Beginning of period	2,822,503	2,661,410	—

End of period	$3,200,176	$2,822,503	$5,406,646

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	88,049	86,115	—

Units purchased	5,067	9,382	9,291

Units sold/transferred	(3,378)	(7,448)	159,828

End of period	89,738	88,049	169,119

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
†	For the period April 30, 2021 (commencement of operations) to December 31, 2021.

B-24	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	M Capital Appreciation Fund Sub-Account		M International Equity Fund Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$—	$—	$213,531	$115,187

Net realized gain (loss)	2,440,119	(666,265)	173,910	(32,890)

Net change in unrealized appreciation (depreciation) on investments	(1,615,237)	1,513,354	498,105	707,944

Net increase (decrease) in net assets from operations	824,882	847,089	885,546	790,241

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	364,993	355,367	689,699	554,022

Net contractowner transfers	(784,740)	(1,452,592)	(96,614)	556,733

Withdrawals and death benefits (b)	(386,491)	(315,252)	(490,409)	(345,251)

Net increase (decrease) in net assets resulting from contractowner transactions	(806,238)	(1,412,477)	102,676	765,504

Net increase (decrease) in net assets	18,644	(565,388)	988,222	1,555,745

NET ASSETS

Beginning of period	5,663,130	6,228,518	8,006,694	6,450,949

End of period	$5,681,774	$5,663,130	$8,994,916	$8,006,694

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	80,044	103,641	224,144	196,659

Units purchased	4,566	6,588	17,661	19,031

Units sold/transferred	(16,401)	(30,185)	(15,045)	8,455

End of period	68,209	80,044	226,760	224,144

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	M Large Cap Growth Fund Sub-Account		M Large Cap Value Fund Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$—	$—	$65,401	$60,300

Net realized gain (loss)	1,913,766	1,257,872	123,191	(45,428)

Net change in unrealized appreciation (depreciation) on investments	(326,634)	459,451	836,558	(119,026)

Net increase (decrease) in net assets from operations	1,587,132	1,717,323	1,025,150	(104,154)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	537,061	526,816	218,852	279,330

Net contractowner transfers	(238,687)	(571,145)	(6,692)	215,347

Withdrawals and death benefits (b)	(723,503)	(453,938)	(290,055)	(212,020)

Net increase (decrease) in net assets resulting from contractowner transactions	(425,129)	(498,267)	(77,895)	282,657

Net increase (decrease) in net assets	1,162,003	1,219,056	947,255	178,503

NET ASSETS

Beginning of period	7,417,098	6,198,042	3,360,617	3,182,114

End of period	$8,579,101	$7,417,098	$4,307,872	$3,360,617

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	80,098	86,272	67,214	61,631

Units purchased	5,152	6,759	3,661	6,187

Units sold/transferred	(8,995)	(12,933)	(4,602)	(604)

End of period	76,255	80,098	66,273	67,214

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-26	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account		PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$5,429	$8,493	$14,621	$12,717

Net realized gain (loss)	(7,530)	(17,318)	758	14,385

Net change in unrealized appreciation (depreciation) on investments	265,256	10,027	(23,095)	(3,199)

Net increase (decrease) in net assets from operations	263,155	1,202	(7,716)	23,903

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	110,431	72,887	42,105	38,316

Net contractowner transfers	(186,582)	52,134	29,251	(268,118)

Withdrawals and death benefits (b)	(41,271)	(61,832)	(15,616)	(21,517)

Net increase (decrease) in net assets resulting from contractowner transactions	(117,422)	63,189	55,740	(251,319)

Net increase (decrease) in net assets	145,733	64,391	48,024	(227,416)

NET ASSETS

Beginning of period	838,108	773,717	299,888	527,304

End of period	$983,841	$838,108	$347,912	$299,888

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	17,452	15,689	8,936	16,789

Units purchased	1,891	1,815	1,271	1,232

Units sold/transferred	(3,916)	(52)	416	(9,085)

End of period	15,427	17,452	10,623	8,936

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-27

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account		PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$24,010	$10,569	$51,410	$12,677

Net realized gain (loss)	6,915	(255)	9,416	5,530

Net change in unrealized appreciation (depreciation) on investments	(49,990)	30,361	(5,075)	71,652

Net increase (decrease) in net assets from operations	(19,065)	40,675	55,751	89,859

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	10,023	7,566	124,788	104,760

Net contractowner transfers	31,857	8,137	100,479	(6,442)

Withdrawals and death benefits (b)	(15,791)	(24,024)	(54,306)	(73,216)

Net increase (decrease) in net assets resulting from contractowner transactions	26,089	(8,321)	170,961	25,102

Net increase (decrease) in net assets	7,024	32,354	226,712	114,961

NET ASSETS

Beginning of period	443,819	411,465	841,086	726,125

End of period	$450,843	$443,819	$1,067,798	$841,086

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	14,837	15,169	26,849	25,933

Units purchased	341	275	3,918	3,570

Units sold/transferred	524	(607)	1,467	(2,654)

End of period	15,702	14,837	32,234	26,849

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-28	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account—Class 1 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$83,179	$81,570	$90,736	$76,488

Net realized gain (loss)	179,603	52,679	345,961	165,793

Net change in unrealized appreciation (depreciation) on investments	(308,285)	154,642	528,451	117,695

Net increase (decrease) in net assets from operations	(45,503)	288,891	965,148	359,976

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	736,885	347,489	307,858	248,135

Net contractowner transfers	292,971	509,168	(658,778)	539,987

Withdrawals and death benefits (b)	(215,113)	(408,195)	(298,290)	(289,343)

Net increase (decrease) in net assets resulting from contractowner transactions	814,743	448,462	(649,210)	498,779

Net increase (decrease) in net assets	769,240	737,353	315,938	858,755

NET ASSETS

Beginning of period	3,998,882	3,261,529	4,469,974	3,611,219

End of period	$4,768,122	$3,998,882	$4,785,912	$4,469,974

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	115,649	102,636	68,377	58,794

Units purchased	21,590	10,505	4,223	4,454

Units sold/transferred	2,215	2,509	(12,820)	5,129

End of period	139,454	115,649	59,780	68,377

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-29

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	PVC MidCap Account—Class 1 Sub-Account		PSF Natural Resources Portfolio-Class II Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$852	$3,612	$—	$—

Net realized gain (loss)	48,812	50,643	17,922	(9,392)

Net change in unrealized appreciation (depreciation) on investments	97,535	36,188	69,918	58,267

Net increase (decrease) in net assets from operations	147,199	90,443	87,840	48,875

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	7,406	7,725	43,438	47,670

Net contractowner transfers	(870)	(539)	(20,001)	(26,792)

Withdrawals and death benefits (b)	(23,269)	(28,080)	(22,193)	(37,575)

Net increase (decrease) in net assets resulting from contractowner transactions	(16,733)	(20,894)	1,244	(16,697)

Net increase (decrease) in net assets	130,466	69,549	89,084	32,178

NET ASSETS

Beginning of period	581,612	512,063	360,650	328,472

End of period	$712,078	$581,612	$449,734	$360,650

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	6,527	6,800	19,835	20,200

Units purchased	79	112	2,123	3,757

Units sold/transferred	(240)	(385)	(2,175)	(4,122)

End of period	6,366	6,527	19,783	19,835

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-30	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	T. Rowe Price® Health Sciences Portfolio I Sub-Account		T. Rowe Price® Limited—Term Bond Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$—	$—	$9,195	$15,353

Net realized gain (loss)	338,210	110,099	18,732	(547)

Net change in unrealized appreciation (depreciation) on investments	(169,588)	217,148	(25,654)	20,011

Net increase (decrease) in net assets from operations	168,622	327,247	2,273	34,817

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	109,049	83,811	117,350	104,432

Net contractowner transfers	(337,729)	(52,785)	(348,555)	211,763

Withdrawals and death benefits (b)	(165,719)	(113,547)	(39,991)	(62,162)

Net increase (decrease) in net assets resulting from contractowner transactions	(394,399)	(82,521)	(271,196)	254,033

Net increase (decrease) in net assets	(225,777)	244,726	(268,923)	288,850

NET ASSETS

Beginning of period	1,420,452	1,175,726	810,921	522,071

End of period	$1,194,675	$1,420,452	$541,998	$810,921

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	25,891	27,778	28,012	18,884

Units purchased	1,869	1,900	4,040	3,797

Units sold/transferred	(8,507)	(3,787)	(13,353)	5,331

End of period	19,253	25,891	18,699	28,012

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-31

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	Templeton Developing Markets VIP Fund—Class 1 Sub-Account		Vanguard VIF Capital Growth Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$43,514	$126,231	$81,118	$100,385

Net realized gain (loss)	169,359	150,583	1,108,211	695,359

Net change in unrealized appreciation (depreciation) on investments	(490,786)	315,345	438,648	411,439

Net increase (decrease) in net assets from operations	(277,913)	592,159	1,627,977	1,207,183

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	402,651	240,344	752,322	697,892

Net contractowner transfers	583,793	301,320	(687,620)	(630,318)

Withdrawals and death benefits (b)	(143,203)	(135,565)	(463,228)	(548,090)

Net increase (decrease) in net assets resulting from contractowner transactions	843,241	406,099	(398,526)	(480,516)

Net increase (decrease) in net assets	565,328	998,258	1,229,451	726,667

NET ASSETS

Beginning of period	3,909,749	2,911,491	7,817,487	7,090,820

End of period	$4,475,077	$3,909,749	$9,046,938	$7,817,487

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	99,336	86,835	83,738	89,226

Units purchased	10,413	7,724	7,056	9,072

Units sold/transferred	10,579	4,777	(11,062)	(14,559)

End of period	120,328	99,336	79,732	83,738

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-32	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF Equity Index Portfolio Sub-Account		Vanguard VIF High Yield Bond Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$558,106	$567,231	$97,478	$127,064

Net realized gain (loss)	3,126,664	1,697,680	2,661	(14,455)

Net change in unrealized appreciation (depreciation) on investments	7,521,750	3,947,853	(7,136)	4,882

Net increase (decrease) in net assets from operations	11,206,520	6,212,764	93,003	117,491

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,081,539	3,469,155	232,055	228,698

Net contractowner transfers	(46,959)	95,586	520,957	(218,814)

Withdrawals and death benefits (b)	(3,230,070)	(2,051,329)	(109,349)	(205,552)

Net increase (decrease) in net assets resulting from contractowner transactions	(195,490)	1,513,412	643,663	(195,668)

Net increase (decrease) in net assets	11,011,030	7,726,176	736,666	(78,177)

NET ASSETS

Beginning of period	39,516,021	31,789,845	2,300,050	2,378,227

End of period	$50,527,051	$39,516,021	$3,036,716	$2,300,050

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	544,210	517,492	55,985	61,171

Units purchased	36,593	55,812	5,541	5,938

Units sold/transferred	(39,491)	(29,094)	9,767	(11,124)

End of period	541,312	544,210	71,293	55,985

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-33

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account		Vanguard VIF Real Estate Index Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$103,093	$104,287	$69,660	$65,956

Net realized gain (loss)	1,072,223	441,037	115,294	(1,975)

Net change in unrealized appreciation (depreciation) on investments	1,170,002	862,473	1,010,177	(203,683)

Net increase (decrease) in net assets from operations	2,345,318	1,407,797	1,195,131	(139,702)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	657,454	661,664	175,491	203,487

Net contractowner transfers	3,073,115	(327,106)	5,394	28,679

Withdrawals and death benefits (b)	(407,672)	(410,909)	(151,201)	(125,229)

Net increase (decrease) in net assets resulting from contractowner transactions	3,322,897	(76,351)	29,684	106,937

Net increase (decrease) in net assets	5,668,215	1,331,446	1,224,815	(32,765)

NET ASSETS

Beginning of period	9,394,361	8,062,915	2,933,739	2,966,504

End of period	$15,062,576	$9,394,361	$4,158,554	$2,933,739

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	131,267	133,022	64,121	61,691

Units purchased	8,066	11,600	3,163	4,751

Units sold/transferred	29,914	(13,355)	(2,457)	(2,321)

End of period	169,247	131,267	64,827	64,121

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-34	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF Small Company Growth Portfolio Sub-Account		Vanguard VIF Total Bond Market Index Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$23,260	$29,677	$221,843	$249,096

Net realized gain (loss)	347,751	102,696	100,211	61,903

Net change in unrealized appreciation (depreciation) on investments	435,754	977,206	(503,523)	425,376

Net increase (decrease) in net assets from operations	806,765	1,109,579	(181,469)	736,375

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	322,773	370,030	655,270	960,348

Net contractowner transfers	99,345	(1,168,043)	968,297	154

Withdrawals and death benefits (b)	(286,022)	(227,397)	(592,416)	(670,830)

Net increase (decrease) in net assets resulting from contractowner transactions	136,096	(1,025,410)	1,031,151	289,672

Net increase (decrease) in net assets	942,861	84,169	849,682	1,026,047

NET ASSETS

Beginning of period	5,550,367	5,466,198	10,651,151	9,625,104

End of period	$6,493,228	$5,550,367	$11,500,833	$10,651,151

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	71,203	86,377	322,690	313,712

Units purchased	3,703	6,142	20,158	29,675

Units sold/transferred	(1,977)	(21,316)	11,671	(20,698)

End of period	72,929	71,203	354,519	322,690

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-35

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended	concluded

	Voya Russell Large Cap Growth Index Portfolio-Class I Sub-Account		VY Clarion Global Real Estate Portfolio—Class I Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$25,176	$14,070	$6,576	$10,579

Net realized gain (loss)	1,245,774	151,360	(4,043)	12,833

Net change in unrealized appreciation (depreciation) on investments	177,799	779,549	66,024	(31,386)

Net increase (decrease) in net assets from operations	1,448,749	944,979	68,557	(7,974)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	214,757	144,107	17,472	19,550

Net contractowner transfers	3,068,910	1,673,590	(3,362)	1,598

Withdrawals and death benefits (b)	(536,962)	(71,383)	(11,865)	(14,797)

Net increase (decrease) in net assets resulting from contractowner transactions	2,746,705	1,746,314	2,245	6,351

Net increase (decrease) in net assets	4,195,454	2,691,293	70,802	(1,623)

NET ASSETS

Beginning of period	4,559,729	1,868,436	188,595	190,218

End of period	$8,755,183	$4,559,729	$259,397	$188,595

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	43,604	24,740	4,836	4,642

Units purchased	1,862	1,753	409	570

Units sold/transferred	18,609	17,111	(298)	(376)

End of period	64,075	43,604	4,947	4,836

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-36	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on November 15, 2011 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the M Intelligent Flexible Premium Variable Universal Life Insurance Policy (referred to as “M Intelligent VUL”) and the M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policy (referred to as “M Intelligent S VUL”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. The M Intelligent products offer over 40 sub-accounts.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Effective August 31, 2021, Prudential Series Fund-Natural Resources Portfolio-Class II name changed to PSF Natural Resources Portfolio-Class II.

Effective April 30, 2021, the Delaware VIP Diversified Income Series-Standard Class merged operations with LVIP Delaware Diversified Income Fund-Standard Class: this fund is closed to new investors.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-2 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-37

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2021, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

M Intelligent VUL Expenses

The following table describes the fees and expenses that a policy owner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Premium Expense Charge	Upon receipt of each Premium payment	(as a % of premium)	(as a % of premium)

Current:		First 10 Yrs up to 10 Targets: 10% First 10 Yrs above 10 Targets: 3% Yrs 11+: 2%	1st 10 Yrs up to 10 Targets: 15% 1st 10 Yrs above 10 Targets: 3% Yrs 11+: 3%

Guaranteed:		10%	15%

Partial Withdrawal Charge	At the time of each withdrawal

Current:		$0.00	$0.00

Guaranteed:		$20.00	$20.00

Surrender Charge[1]	Upon surrender or requested reduction in Base Face Amount

Current:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of premiums paid up to one Target.	0%

Guaranteed:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of one Target.	0%

Transfer Charge	Upon transfer

Current:		$0.00	$0.00

Guaranteed:		$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter

Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid

Current:		$0.00[2]	$0.00[2]

Guaranteed:		$200.00[2]	$200.00[2]

Enhanced Cash Value Rider	Upon each premium payment

Current:		5.00% of premium paid in first 10 years up to one Target Premium	5.00% of premium paid in first 10 years up to one Target Premium

Guaranteed:		5.00% of all premium	5.00% of all premium

[1]

A Surrender Charge is applicable for 10 policy years from the Policy Date and is calculated as a percentage of the premium paid up to the Target Premium at issue stated in the Policy Specifications page of your policy. A Surrender Charge is also applicable for 10 years from the effective date of any increase in Base Face Amount. The percentage applied to the calculation starts out at 100% and reduces over the Surrender Charge period. The Target Premium varies by the sex, Issue Age and underwriting risk class of the Insured person, the Base Face Amount and whether the policy is issued with the Long Term Accumulation Rider. For a 52 year old male, preferred non-tobacco underwriting risk, $1,500,000 Base Face Amount, $750,000 Supplemental Face Amount, year 1, who has paid a premium of $35,000, the Surrender Charges deducted would be $17,685 when the LTA Rider is not in effect and $0 when the LTA Rider is in effect.

[2]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

-	the yield on 90-day Treasury bills on the date the application was approved, or

-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

B-38	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

The following tables describe the fees and expenses that a contract owner will pay periodically during the time he or she owns the VUL, not including the fees and expenses of the Portfolios:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Policy Fee	At the beginning of each policy month

Current:		$15.00	$8.00

Guaranteed:		$15.00	$8.00

Administrative Expense Charge—Base Face Amount coverage only	At the beginning of each policy month	(per $1,000 of Base Face Amount)	(per $1,000 of Base Face Amount)

Current:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Guaranteed:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Representative Charge[3]		$150	$202.50

Cost of Insurance[4]—Base Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01307 to $79.1075	$0.015 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2171	$0.2469

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01307 to $79.1075	$0.015 to $65.44017

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2171	$0.2379

Cost of Insurance[4]—Supplemental Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01034 to $77.93	$0.01042 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2558	$0.2486

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01199 to $63.286	$0.01375 to $54.25416

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2486	$0.2600

[3]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 54, and a $1,500,000 Base Face Amount and $750,000 Supplemental Face Amount Policy Year 1.
[4]

The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[5]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 52, Policy Year 1.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-39

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect

Asset Based Risk Charge	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)

Generally Policy Dates before October 17, 2015

Current:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Generally Policy Dates on October 17, 2015 and thereafter

Current:		Yrs 1-15: 0.75%	Yrs 1-15: 0.24%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest

Current:		Yrs 1-10: 4.00%	Yrs 1-10: 4.00%

		Yrs 11+: 3.00%	Yrs 11+: 3.00%

Guaranteed:		Yrs 1-10: 4.50%	Yrs 1-10: 4.50%

		Yrs 11+: 3.50%	Yrs 11+: 3.50%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits[6]

Charitable Giving Benefit		No Additional Charge	No Additional Charge

Overloan Protection Endorsement		No Additional Charge[7]	No Additional Charge[7]

Waiver of Monthly Charges Rider	At the beginning of each policy month	(% of Monthly Charges other than the waiver charge until Insured age 65)	(% of Monthly Charges other than the waiver charge until Insured age 65)

Current:		3% to 10%	3% to 10%

Guaranteed:		3% to 10%	3% to 10%

Example[8] :		8.50%	8.50%

[6]

These charges may vary based on the Issue Age of the Insured, gender (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[7]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.
[8]	Charge is for a male age 52.

M Intelligent Survivorship VUL Expenses

The following table describes the fees and expenses that a policy owner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%

Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00

Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00

Accelerated Death Benefit Charge[1]	At the time the accelerated death benefit is paid	$200.00	$0.00

B-40	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

-	the yield on 90-day Treasury bills on the date the application was approved, or

-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

The following tables describe the fees and expenses that a contract owner will pay periodically during the time he or she owns the Survivorship VUL, not including the fees and expenses of the Portfolios:

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Policy Fee	At the beginning of each policy month	$20 mo. x 12 $#061 $240	$20 mo. x 12 $#061 $240

Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.4381938 Maximum $56.3965913 Representative Charge[2] $24,061.80	Minimum $0.43819056 Maximum $56.39659128 Representative Charge[2] $19,249.44

Administrative Expense Charge—Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $2.221.08	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $1,776.96

Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002125

Cost of Insurance[3]—Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002015

Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%

If policy value in the investment accounts is less than 25% of the face amount:

Yrs 1 to 15: 0.60%

Yrs 16+: 0.24%

If policy value in the investment accounts is at least 25% of the face amount: Yrs 1 to 15: 0.42% Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1-10: 4.50% Yrs 11+: 3.50%	Yrs 1-10: 4.00% Yrs 11+: 3.00%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits:[5]

Charitable Giving		No Additional Charge	No Additional Charge

Benefit Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

[2]

Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Premium of $55,000 in Policy Year 1.

[3]

The Cost of Insurance charges vary based on Issue Ages, sex (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s sex in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Policy Year 1.
[5]

These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-41

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2021 were as follows:

Sub-Accounts	Purchases	Sales

TIAA-CREF Life Balanced	$375,833	$93,322

TIAA-CREF Life Core Bond	653,097	407,970

TIAA-CREF Life Growth Equity	3,262,280	3,585,119

TIAA-CREF Life Growth & Income	226,783	305,110

TIAA-CREF Life International Equity	675,520	743,376

TIAA-CREF Life Large-Cap Value	148,535	107,508

TIAA-CREF Life Money Market	15,998,069	21,961,005

TIAA-CREF Life Real Estate Securities	108,608	345,231

TIAA-CREF Life Small-Cap Equity	4,541,736	4,079,416

TIAA-CREF Life Social Choice Equity	76,969	10,902

TIAA-CREF Life Stock Index	5,296,941	2,985,141

Delaware VIP Diversified Income Series—Standard Class	634,307	5,415,488

Delaware VIP Small Cap Value Series—Standard Class	186,098	753,074

DFA VA Equity Allocation Portfolio	3,028,502	1,599,630

DFA VA Global Bond Portfolio	293,398	166,549

DFA VA Global Moderate Allocation Portfolio	1,208,308	971,977

DFA VA International Small Portfolio	1,052,378	452,648

DFA VA International Value Portfolio	1,070,851	1,100,618

DFA VA Short-Term Fixed Portfolio	154,262	312,169

DFA VA US Large Value Portfolio	1,732,941	1,387,606

DFA VA US Targeted Value Portfolio	892,427	632,101

DFA VIT Inflation Protected Securities Portfolio	400,035	20,447

John Hancock Emerging Markets Value Trust	993,955	865,429

LVIP Delaware Diversified Income Fund—Standard Class	5,815,614	349,715

M Capital Appreciation Fund	4,756,973	4,626,041

M International Equity Fund	1,250,934	934,727

M Large Cap Growth Fund	2,025,061	983,075

M Large Cap Value Fund	519,327	531,821

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	192,206	304,199

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	83,296	12,935

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Instutitional Class	81,688	24,355

PIMCO VIT Real Return Portfolio—Institutional Class	314,856	92,485

PIMCO VIT Total Return Portfolio—Institutional Class	1,332,237	258,243

PVC Equity Income Account—Class 1	616,556	1,172,410

PVC MidCap Account—Class 1	50,149	23,058

PSF Natural Resources Portfolio—Class II	98,395	97,151

T. Rowe Price® Health Sciences Portfolio I	518,064	839,217

T. Rowe Price® Limited-Term Bond Portfolio	169,658	428,413

Templeton Developing Markets VIP Fund—Class 1	1,168,349	201,016

Vanguard VIF Capital Growth Portfolio	1,515,144	1,265,652

Vanguard VIF Equity Index Portfolio	5,595,177	3,565,131

Vanguard VIF High Yield Bond Portfolio	868,944	127,803

Vanguard VIF Mid-Cap Index Portfolio	6,565,081	2,523,837

Vanguard VIF Real Estate Index Portfolio	473,163	281,645

Vanguard VIF Small Company Growth Portfolio	910,199	453,265

Vanguard VIF Total Bond Market Index Portfolio	1,730,311	388,358

Voya Russell Large Cap Growth Index Portfolio—Class I	5,672,406	2,878,955

VY Clarion Global Real Estate Portfolio—Class I	76,351	67,530

B-42	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

Note 5—condensed financial information

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2021	43,891	$41.30	$45.35	$1,990,298	1.84%	9.78%
2020	39,121	$36.18	$41.30	$1,615,880	1.92%	14.16%
2019	44,959	$30.45	$36.18	$1,626,661	2.08%	18.81%
2018	42,494	$32.21	$30.45	$1,294,031	0.02%	(5.47)%
2017	35,141	$28.30	$32.21	$1,132,010	0.00%	13.82%

TIAA-CREF Life Core Bond Sub-Account
2021	81,053	$34.85	$34.51	$2,797,245	2.37%	(0.99)%
2020	77,250	$32.32	$34.85	$2,692,523	2.84%	7.86%
2019	75,828	$29.52	$32.32	$2,450,439	3.19%	9.48%
2018	47,157	$29.75	$29.52	$1,392,021	2.97%	(0.79)%
2017	54,358	$28.46	$29.75	$1,617,337	0.03%	4.54%

TIAA-CREF Life Growth Equity Sub-Account
2021	62,912	$108.25	$125.75	$7,911,114	0.24%	16.16%
2020	78,866	$75.19	$108.25	$8,537,464	0.36%	43.97%
2019	103,869	$57.52	$75.19	$7,810,262	0.44%	30.73%
2018	75,434	$57.64	$57.52	$4,338,942	0.38%	(0.21)%
2017	54,079	$42.84	$57.64	$3,117,022	0.00%	34.54%

TIAA-CREF Life Growth & Income Sub-Account
2021	41,944	$77.12	$96.53	$4,048,962	0.78%	25.17%
2020	44,042	$64.03	$77.12	$3,396,569	1.28%	20.44%
2019	46,074	$49.22	$64.03	$2,950,223	1.01%	30.10%
2018	44,685	$53.06	$49.22	$2,199,283	0.91%	(7.25)%
2017	42,478	$42.82	$53.06	$2,253,969	0.00%	23.91%

TIAA-CREF Life International Equity Sub-Account
2021	130,390	$46.41	$51.44	$6,707,126	1.09%	10.84%
2020	133,112	$40.23	$46.41	$6,177,313	1.68%	15.34%
2019	136,977	$32.69	$40.23	$5,511,189	2.21%	23.07%
2018	114,445	$42.78	$32.69	$3,741,408	1.08%	(23.58)%
2017	103,545	$32.17	$42.78	$4,429,431	1.21%	32.98%

TIAA-CREF Life Large-Cap Value Sub-Account
2021	18,804	$56.14	$71.21	$1,338,993	1.41%	26.85%
2020	18,400	$53.97	$56.14	$1,032,913	1.90%	4.01%
2019	22,159	$41.95	$53.97	$1,195,992	1.85%	28.66%
2018	18,885	$48.85	$41.95	$792,239	1.37%	(14.13)%
2017	19,487	$43.48	$48.85	$952,000	0.00%	12.34%

TIAA-CREF Life Money Market Sub-Account
2021	116,995	$26.34	$26.34	$3,081,778	0.00%	0.00%
2020	343,354	$26.24	$26.34	$9,044,714	0.34%	0.41%
2019	183,143	$25.70	$26.24	$4,804,647	2.09%	2.09%
2018	386,783	$25.27	$25.70	$9,939,635	1.75%	1.71%
2017	288,679	$25.08	$25.27	$7,293,674	0.78%	0.74%

TIAA-CREF Life Real Estate Securities Sub-Account
2021	9,664	$52.49	$73.24	$707,832	1.29%	39.53%
2020	13,660	$51.84	$52.49	$717,094	2.42%	1.27%
2019	12,759	$39.47	$51.84	$661,368	2.08%	31.33%
2018	10,033	$41.21	$39.47	$395,989	1.93%	(4.23)%
2017	5,088	$36.69	$41.21	$209,664	0.00%	12.32%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-43

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

						For the period ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

TIAA-CREF Life Small-Cap Equity Sub-Account
2021		31,537	$64.73	$80.75	$2,546,637	0.44%	24.76%
2020		26,731	$57.38	$64.73	$1,730,220	0.86%	12.80%
2019		27,475	$46.38	$57.38	$1,576,571	0.49%	23.72%
2018		22,511	$52.73	$46.38	$1,044,035	0.61%	(12.05)%
2017		38,257	$45.89	$52.73	$2,017,347	0.00%	14.90%

TIAA-CREF Life Social Choice Equity Sub-Account
2021		7,456	$76.14	$96.20	$717,264	1.10%	26.35%
2020		6,942	$63.20	$76.14	$528,562	1.66%	20.47%
2019		5,914	$48.11	$63.20	$373,800	1.63%	31.38%
2018		5,408	$50.93	$48.11	$260,155	1.04%	(5.55)%
2017		13,555	$42.11	$50.93	$690,377	0.01%	20.96%

TIAA-CREF Life Stock Index Sub-Account
2021		326,715	$79.44	$99.80	$32,606,560	1.23%	25.63%
2020		308,227	$65.78	$79.44	$24,486,334	1.80%	20.76%
2019		330,710	$50.29	$65.78	$21,755,448	1.75%	30.81%
2018		278,863	$53.09	$50.29	$14,023,511	1.67%	(5.28)%
2017		232,011	$43.87	$53.09	$12,317,182	0.00%	21.01%

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2021		45,888	$52.50	$70.57	$3,238,443	0.90%	34.42%
2020		54,886	$53.52	$52.50	$2,881,650	1.37%	(1.90)%
2019		55,512	$41.77	$53.52	$2,971,039	1.04%	28.14%
2018		53,239	$50.15	$41.77	$2,223,642	0.83%	(16.72)%
2017		44,664	$44.76	$50.15	$2,239,929	0.90%	12.05%

DFA VA Equity Allocation Portfolio Sub-Account
2021		70,753	$34.98	$43.51	$3,078,129	2.20%	24.37%
2020		39,443	$31.19	$34.98	$1,379,682	1.92%	12.16%
2019		33,525	$24.77	$31.19	$1,045,560	2.91%	25.91%
2018		4,295	$27.87	$24.77	$106,394	1.71%	(11.19)%
2017	(p)	4,172	$0.00	$27.87	$116,251	27.06%	1.51%

DFA VA Global Bond Portfolio Sub-Account
2021		63,691	$29.90	$29.59	$1,884,784	0.77%	(1.04)%
2020		59,887	$29.47	$29.90	$1,790,827	0.03%	1.46%
2019		53,433	$28.29	$29.47	$1,574,863	2.66%	4.19%
2018		48,758	$27.80	$28.29	$1,379,342	5.59%	1.75%
2017		35,015	$27.23	$27.80	$973,561	1.88%	2.11%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2021		265,591	$39.67	$45.30	$12,031,513	1.45%	14.20%
2020		272,658	$35.64	$39.67	$10,815,445	1.16%	11.29%
2019		280,084	$30.17	$35.64	$9,983,010	2.28%	18.12%
2018		291,071	$32.41	$30.17	$8,782,754	2.22%	(6.90)%
2017		257,965	$28.29	$32.41	$8,360,392	1.87%	14.56%

DFA VA International Small Portfolio Sub-Account
2021		113,089	$49.99	$57.27	$6,476,421	2.62%	14.56%
2020		113,172	$45.69	$49.99	$5,657,222	2.34%	9.41%
2019		105,828	$36.87	$45.69	$4,834,938	2.89%	23.90%
2018		97,322	$45.96	$36.87	$3,588,694	1.74%	(19.77)%
2017		81,182	$35.37	$45.96	$3,731,275	3.09%	29.95%

B-44	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

						For the period ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

DFA VA International Value Portfolio Sub-Account
2021		186,816	$36.98	$43.68	$8,160,357	3.98%	18.11%
2020		195,482	$37.65	$36.98	$7,229,345	2.65%	(1.76)%
2019		187,243	$32.49	$37.65	$7,049,050	3.95%	15.86%
2018		155,885	$39.19	$32.49	$5,065,250	3.01%	(17.08)%
2017		111,074	$31.15	$39.19	$4,352,869	2.74%	25.81%

DFA VA Short-Term Fixed Portfolio Sub-Account
2021		39,220	$26.95	$26.90	$1,054,978	0.01%	(0.19)%
2020		45,081	$26.79	$26.95	$1,214,929	0.57%	0.60%
2019		41,596	$26.13	$26.79	$1,114,357	2.48%	2.52%
2018		34,492	$25.68	$26.13	$901,373	1.73%	1.78%
2017		27,247	$25.46	$25.68	$699,591	1.05%	0.83%

DFA VA US Large Value Portfolio Sub-Account
2021		146,406	$62.40	$79.27	$11,606,002	1.76%	27.04%
2020		144,928	$63.27	$62.40	$9,043,736	2.40%	(1.38)%
2019		143,277	$50.30	$63.27	$9,065,343	2.25%	25.78%
2018		135,145	$57.24	$50.30	$6,798,015	2.34%	(12.12)%
2017		117,902	$48.07	$57.24	$6,748,299	2.13%	19.08%

DFA VA US Targeted Value Portfolio Sub-Account
2021		61,571	$57.91	$80.88	$4,980,016	1.43%	39.68%
2020		63,510	$55.69	$57.91	$3,677,603	2.05%	3.98%
2019		55,409	$45.44	$55.69	$3,085,591	1.60%	22.56%
2018		50,165	$54.01	$45.44	$2,279,378	1.07%	(15.87)%
2017		42,118	$49.20	$54.01	$2,274,700	1.24%	9.77%

DFA VIT Inflation Protected Securities Portfolio Sub-Account
2021		20,284	$30.50	$32.21	$653,251	9.02%	5.58%
2020		9,519	$27.30	$30.50	$290,351	1.09%	11.72%
2019		9,629	$25.18	$27.30	$262,910	2.51%	8.46%
2018		860	$25.52	$25.18	$21,640	0.40%	(1.33)%
2017		2,559	$24.71	$25.52	$65,297	8.47%	3.27%

John Hancock Emerging Markets Value Trust Sub-Account
2021		89,738	$32.06	$35.66	$3,200,176	2.39%	11.25%
2020		88,049	$30.91	$32.06	$2,822,503	2.45%	3.72%
2019		86,115	$27.87	$30.91	$2,661,410	3.28%	10.89%
2018		77,196	$32.21	$27.87	$2,151,434	3.10%	(13.48)%
2017		42,762	$24.28	$32.21	$1,377,427	2.32%	32.68%

LVIP Delaware Diversified Income Fund—Standard Class Sub-Account
2021	(q)	169,119	$0.00	$31.97	$5,406,646	2.71%	0.70%

M Capital Appreciation Fund Sub-Account
2021		68,209	$70.75	$83.30	$5,681,774	0.00%	17.74%
2020		80,044	$60.10	$70.75	$5,663,130	0.00%	17.73%
2019		103,641	$46.64	$60.10	$6,228,518	0.35%	28.85%
2018		79,725	$54.33	$46.64	$3,718,414	0.33%	(14.15)%
2017		64,319	$45.65	$54.33	$3,494,270	0.00%	19.02%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-45

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

M International Equity Fund Sub-Account
2021	226,760	$35.72	$39.67	$8,994,916	2.46%	11.05%
2020	224,144	$32.80	$35.72	$8,006,694	1.83%	8.90%
2019	196,659	$27.26	$32.80	$6,450,949	2.94%	20.33%
2018	185,721	$34.32	$27.26	$5,063,083	1.60%	(20.57)%
2017	158,138	$27.67	$34.32	$5,427,436	1.78%	24.05%

M Large Cap Growth Fund Sub-Account
2021	76,255	$92.60	$112.50	$8,579,101	0.00%	21.49%
2020	80,098	$71.84	$92.60	$7,417,098	0.00%	28.89%
2019	86,272	$52.79	$71.84	$6,198,042	0.00%	36.09%
2018	87,939	$55.54	$52.79	$4,642,269	0.00%	(4.95)%
2017	84,796	$39.96	$55.54	$4,709,544	0.00%	38.97%

M Large Cap Value Fund Sub-Account
2021	66,273	$50.00	$65.00	$4,307,872	1.60%	30.01%
2020	67,214	$51.63	$50.00	$3,360,617	2.12%	(3.16)%
2019	61,631	$42.49	$51.63	$3,182,114	1.76%	21.52%
2018	65,312	$48.32	$42.49	$2,775,061	1.50%	(12.07)%
2017	62,464	$42.02	$48.32	$3,018,316	1.59%	14.99%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2021	15,427	$48.02	$63.77	$983,841	0.59%	32.80%
2020	17,452	$49.31	$48.02	$838,108	1.27%	(2.62)%
2019	15,689	$42.24	$49.31	$773,717	0.76%	16.74%
2018	11,823	$49.86	$42.24	$499,446	0.72%	(15.28)%
2017	7,552	$42.71	$49.86	$376,549	0.95%	16.74%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2021	10,623	$33.57	$32.75	$347,912	4.63%	(2.42)%
2020	8,936	$31.41	$33.57	$299,888	4.69%	6.87%
2019	16,789	$27.32	$31.41	$527,304	4.57%	14.95%
2018	14,837	$28.64	$27.32	$405,412	4.36%	(4.59)%
2017	5,589	$26.02	$28.64	$160,074	5.09%	10.06%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
2021	15,702	$29.92	$28.71	$450,843	5.24%	(4.01)%
2020	14,837	$27.13	$29.92	$443,819	2.61%	10.28%
2019	15,169	$25.52	$27.13	$411,465	2.60%	6.29%
2018	15,527	$26.60	$25.52	$396,258	7.08%	(4.05)%
2017	15,276	$24.45	$26.60	$406,304	2.17%	8.79%

PIMCO VIT Real Return Portfolio—Institutional Class-Sub-Account
2021	32,234	$31.33	$33.13	$1,067,798	5.15%	5.74%
2020	26,849	$28.00	$31.33	$841,086	1.59%	11.88%
2019	25,933	$25.78	$28.00	$726,125	1.83%	8.60%
2018	27,315	$26.32	$25.78	$704,272	2.63%	(2.06)%
2017	21,496	$25.36	$26.32	$565,870	2.58%	3.81%

PIMCO VIT Total Return Portfolio—Institutional Class Sub-Account
2021	139,454	$34.58	$34.19	$4,768,122	1.98%	(1.12)%
2020	115,649	$31.78	$34.58	$3,998,882	2.26%	8.81%
2019	102,636	$29.28	$31.78	$3,261,529	3.16%	8.52%
2018	104,228	$29.39	$29.28	$3,052,179	2.74%	(0.38)%
2017	74,926	$27.98	$29.39	$2,202,195	2.17%	5.08%

B-46	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

PVC Equity Income Account—Class 1 Sub Account
2021	59,780	$65.37	$80.06	$4,785,912	1.93%	22.47%
2020	68,377	$61.42	$65.37	$4,469,974	2.11%	6.43%
2019	58,794	$47.58	$61.42	$3,611,219	2.03%	29.09%
2018	49,396	$50.09	$47.58	$2,350,375	1.90%	(5.01)%
2017	45,387	$41.37	$50.09	$2,273,557	2.25%	21.08%

PVC MidCap Account—Class 1 Sub-Account
2021	6,366	$89.11	$111.86	$712,078	0.13%	25.53%
2020	6,527	$75.30	$89.11	$581,612	0.73%	18.33%
2019	6,800	$52.63	$75.30	$512,063	0.28%	43.10%
2018	6,913	$56.31	$52.63	$363,777	0.26%	(6.55)%
2017	8,121	$44.86	$56.31	$457,298	0.55%	25.51%

PSF Natural Resources Portfolio—Class II Sub-Account
2021	19,783	$18.18	$22.73	$449,734	0.00%	25.03%
2020	19,835	$16.26	$18.18	$360,650	0.00%	11.82%
2019	20,200	$14.75	$16.26	$328,472	0.00%	10.25%
2018	16,245	$18.08	$14.75	$239,586	0.00%	(18.42)%
2017	12,238	$18.18	$18.08	$221,246	0.00%	(0.53)%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2021	19,253	$54.86	$62.05	$1,194,675	0.00%	13.10%
2020	25,891	$42.33	$54.86	$1,420,452	0.00%	29.62%
2019	27,778	$32.82	$42.33	$1,175,726	0.00%	28.95%
2018	30,975	$32.46	$32.82	$1,016,752	0.00%	1.11%
2017	19,346	$25.45	$32.46	$628,051	0.00%	27.58%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2021	18,699	$28.95	$28.99	$541,998	1.36%	0.13%
2020	28,012	$27.65	$28.95	$810,921	1.97%	4.71%
2019	18,884	$26.49	$27.65	$522,071	2.40%	4.35%
2018	18,690	$26.18	$26.49	$495,148	2.04%	1.18%
2017	12,439	$25.91	$26.18	$325,695	1.47%	1.06%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2021	120,328	$39.36	$37.19	$4,475,077	1.01%	(5.51)%
2020	99,336	$33.53	$39.36	$3,909,749	4.27%	17.39%
2019	86,835	$26.42	$33.53	$2,911,491	1.20%	26.92%
2018	72,763	$31.24	$26.42	$1,922,240	1.11%	(15.44)%
2017	71,915	$22.21	$31.24	$2,246,766	1.19%	40.65%

Vanguard VIF Capital Growth Portfolio Sub-Account
2021	79,732	$93.36	$113.47	$9,046,938	0.96%	21.54%
2020	83,738	$79.47	$93.36	$7,817,487	1.45%	17.47%
2019	89,226	$62.82	$79.47	$7,090,820	1.06%	26.50%
2018	83,813	$63.57	$62.82	$5,265,430	0.90%	(1.18)%
2017	81,834	$49.35	$63.57	$5,202,393	1.07%	28.83%

Vanguard VIF Equity Index Portfolio Sub-Account
2021	541,312	$72.61	$93.34	$50,527,051	1.24%	28.55%
2020	544,210	$61.43	$72.61	$39,516,021	1.70%	18.20%
2019	517,492	$46.79	$61.43	$31,789,845	1.88%	31.30%
2018	482,491	$48.99	$46.79	$22,573,802	1.55%	(4.51)%
2017	378,737	$40.27	$48.99	$18,555,799	1.68%	21.66%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-47

Notes to financial statements	concluded

TIAA-CREF Life Separate Account VLI-2

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

Vanguard VIF High Yield Bond Portfolio Sub-Account
2021	71,293	$41.08	$42.59	$3,036,716	3.74%	3.68%
2020	55,985	$38.88	$41.08	$2,300,050	5.67%	5.67%
2019	61,171	$33.61	$38.88	$2,378,227	5.55%	15.67%
2018	54,542	$34.55	$33.61	$1,833,145	4.75%	(2.73)%
2017	50,606	$32.29	$34.55	$1,748,598	4.81%	7.00%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2021	169,247	$71.57	$89.00	$15,062,576	0.88%	24.36%
2020	131,267	$60.61	$71.57	$9,394,361	1.41%	18.07%
2019	133,022	$46.31	$60.61	$8,062,915	1.34%	30.87%
2018	97,528	$51.08	$46.31	$4,516,985	1.16%	(9.33)%
2017	76,208	$42.90	$51.08	$3,892,704	1.20%	19.08%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2021	64,827	$45.75	$64.15	$4,158,554	1.96%	40.21%
2020	64,121	$48.09	$45.75	$2,933,739	2.51%	(4.85)%
2019	61,691	$37.33	$48.09	$2,966,504	2.60%	28.81%
2018	55,637	$39.44	$37.33	$2,077,054	2.92%	(5.35)%
2017	47,122	$37.65	$39.44	$1,858,626	2.48%	4.78%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2021	72,929	$77.97	$89.05	$6,493,228	0.37%	14.22%
2020	71,203	$63.29	$77.97	$5,550,367	0.63%	23.18%
2019	86,377	$49.41	$63.29	$5,466,198	0.47%	28.11%
2018	60,778	$53.27	$49.41	$3,002,816	0.38%	(7.26)%
2017	51,815	$43.15	$53.27	$2,760,455	0.39%	23.46%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2021	354,519	$33.01	$32.44	$11,500,833	2.03%	(1.72)%
2020	322,690	$30.68	$33.01	$10,651,151	2.42%	7.58%
2019	313,712	$28.23	$30.68	$9,625,104	2.44%	8.67%
2018	278,837	$28.27	$28.23	$7,872,277	2.23%	(0.13)%
2017	249,842	$27.32	$28.27	$7,062,777	2.29%	3.48%

Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
2021	64,075	$104.57	$136.64	$8,755,183	0.42%	30.66%
2020	43,604	$75.52	$104.57	$4,559,729	0.55%	38.46%
2019	24,740	$55.60	$75.52	$1,868,436	0.94%	35.84%
2018	23,617	$56.14	$55.60	$1,313,073	1.03%	(0.97)%
2017	21,691	$42.77	$56.14	$1,217,770	1.12%	31.27%

VY Clarion Global Real Estate Portfolio—Class I Sub-Account
2021	4,947	$39.00	$52.44	$259,397	2.82%	34.47%
2020	4,836	$40.98	$39.00	$188,595	6.16%	(4.83)%
2019	4,642	$32.85	$40.98	$190,218	2.86%	24.74%
2018	4,504	$35.91	$32.85	$147,963	5.52%	(8.52)%
2017	4,550	$32.42	$35.91	$163,389	2.83%	10.77%

(b)	Not annualized for periods less than one year.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as morality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values of the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of declaration of dividends by the underlying fund in which the Sub-Account invests.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized.

(p)	Sub-Account commenced operations December 13, 2017.
(q)	Sub-Account commenced operations April 30, 2021.

B-48	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-1

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

Opinions

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of matters

As discussed in Note 9 to the financial statements, the Company has entered into significant transactions with affiliated entities. As discussed in Note 1 to the financial statements, effective December 31, 2019, the Company no longer manufactures life insurance products for new customers and will continue to service all existing life insurance contracts. Our opinion is not modified with respect to these matters.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of

B-2	Statement of Additional Information ∎ TC Life Insurance Company Financials

internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

New York, New York

March 10, 2022

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-3

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2021	2020

ADMITTED ASSETS

Bonds	$12,437,853	$11,168,305

Preferred stocks	10,022	183

Cash, cash equivalents and short-term investments	165,900	282,344

Contract loans	44,839	43,089

Other invested assets	10,552	4,810

Investment income due and accrued	90,401	90,841

Net deferred federal income tax asset	17,414	17,788

Reinsurance amounts receivable	13,498	4,531

Other assets	29,087	42,329

Separate account assets	4,806,546	4,106,499

Total admitted assets	$17,626,112	$15,760,719

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$11,833,612	$10,723,935

Asset valuation reserve	64,958	56,002

Interest maintenance reserve	39,155	32,341

Federal income tax payable to TIAA	5,990	6,703

Other amounts payable on reinsurance	8,603	9,226

Other liabilities	37,015	18,686

Separate account liabilities	4,795,122	4,095,043

Total liabilities	$16,784,455	$14,941,936

Capital and surplus

Capital stock (2,500 shares of $1,000 par value common stock authorized, issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	777,500

Surplus (deficit)	61,657	38,783

Total capital and surplus	841,657	818,783

Total liabilities, capital and surplus	$17,626,112	$15,760,719

B-4	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2021	2020	2019

REVENUES

Insurance and annuity premiums and other considerations	$435,313	$369,414	$627,093

Net investment income	362,614	353,764	306,108

Commissions and expense allowances on reinsurance ceded	9,732	10,615	15,729

Reserve adjustments on reinsurance ceded	(7,468)	(8,867)	6,029

Separate account fees and other revenues	22,141	18,691	24,455

Total revenues	$822,332	$743,617	$979,414

EXPENSES

Policy and contract benefits	$398,599	$356,581	$382,263

Increase (decrease) in policy and contract reserves	46,123	(186,639)	400,597

Insurance expenses and taxes (excluding federal income taxes)	71,026	73,322	148,245

Commissions on premiums	5,649	7,531	18,919

Interest on deposit-type contracts	90,088	113,162	83,936

Net transfers to separate accounts	58,877	44,786	140,213

Total expenses	$670,362	$408,743	$1,174,173

Income (loss) before federal income tax and net realized capital gains (losses)	151,970	334,874	(194,759)

Federal income tax expense	29,067	18,634	3,653

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(1,093)	(4,721)	(9,371)

Net income (loss)	$121,810	$311,519	$(207,783)

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-5

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2018	$2,500	$557,500	$(59,116)	$500,884

Net income (loss)	—	—	(207,783)	(207,783)

Change in asset valuation reserve	—	—	(195)	(195)

Change in surplus in separate accounts	—	—	(2,422)	(2,422)

Change in liability for reinsurance in unauthorized companies	—	—	(1,575)	(1,575)

Change in net deferred income tax	—	—	49,276	49,276

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(48,505)	(48,505)

Deferred premium asset limitation	—	—	830	830

Other assets	—	—	27	27

Capital contribution	—	220,000	—	220,000

Balance, December 31, 2019	$2,500	$777,500	$(269,463)	$510,537

Net income (loss)	—	—	311,519	311,519

Change in reserve on account of change in valuation basis	—	—	(4,574)	(4,574)

Change in asset valuation reserve	—	—	(3,321)	(3,321)

Change in surplus in separate accounts	—	—	(1,089)	(1,089)

Change in liability for reinsurance in unauthorized companies	—	—	4,217	4,217

Change in net deferred income tax	—	—	(48,432)	(48,432)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	48,676	48,676

Deferred premium asset limitation	—	—	1,275	1,275

Other assets	—	—	(25)	(25)

Balance, December 31, 2020	$2,500	$777,500	$38,783	$818,783

Net income (loss)	—	—	121,810	121,810

Change in net unrealized capital gains (losses) on investments, net of $302 in taxes	—	—	1,137	1,137

Change in reserve on account of change in valuation basis	—	—	1,568	1,568

Change in asset valuation reserve	—	—	(8,956)	(8,956)

Change in surplus in separate accounts	—	—	(719)	(719)

Change in liability for reinsurance in unauthorized companies	—	—	(11,600)	(11,600)

Change in net deferred income tax	—	—	3,346	3,346

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(3,418)	(3,418)

Deferred premium asset limitation	—	—	1,304	1,304

Other assets	—	—	2	2

Dividends to stockholders	—	—	(81,600)	(81,600)

Balance, December 31, 2021	$2,500	$777,500	$61,657	$841,657

B-6	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2021	2020	2019

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$435,901	$370,067	$619,203

Net investment income	362,285	338,936	298,580

Separate account fees and other revenues	31,658	30,941	41,853

Total Receipts	829,844	739,944	959,636

Policy and contract benefits	416,205	363,787	375,875

Commissions and expenses paid	76,745	80,840	167,402

Federal income taxes paid	34,054	18,764	1,047

Net transfers to separate accounts	57,632	43,977	141,797

Total Disbursements	584,636	507,368	686,121

Net cash from operations	245,208	232,576	273,515

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	1,222,345	1,131,646	874,143

Net gains on cash, cash equivalents and short-term investments	4	12	1

Miscellaneous proceeds	—	1,805	15,198

Cost of investments acquired:

Bonds	1,697,286	3,619,359	1,626,571

Net increase in contract loans	1,750	3,262	6,055

Stocks	8,400	—	—

Miscellaneous applications	7,468	15,339	1

Net cash used in investments	(492,555)	(2,504,497)	(743,285)

CASH FROM FINANCING AND OTHER

Additional paid in capital	—	—	220,000

Net deposits on deposit-type contracts funds	192,558	2,307,362	353,547

Dividends to stockholders	(81,600)	—	—

Other cash provided (applied)	19,945	(32,476)	3,849

Net cash from financing and other	130,903	2,274,886	577,396

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	(116,444)	2,965	107,626

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	282,344	279,379	171,753

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$165,900	$282,344	$279,379

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-7

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—Organization and Operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans, and single premium immediate annuities.

Effective December 31, 2019, the Company no longer manufactures life insurance products for new customers, but continues to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company continues to service all existing contracts on life insurance products.

Note 2—Significant Accounting Policies

Basis of Presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	NAIC SAP#	Financial Statement Line	2021	2020	2019

Net income (loss), New York SAP			$121,810	$311,519	$(207,783)

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional Reserves for term conversions	51R	Increase/(decrease) in policy and contract reserves	(377)	(638)	1,381

Additional Reserves for Variable Annuities	51R	Increase/(decrease) in policy and contract reserves	27	—	—

Net income (loss), NAIC SAP			$121,460	$310,881	$(206,402)

Capital and surplus, New York SAP			$841,657	$818,783	$510,537

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	669	746	466

Separate Account Assets	56	Separate account assets	—	—	6,845

Separate Account Liabilities	56	Separate account liabilities	—	—	(8,414)

Additional Reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	6,099	6,476	7,114

Additional Reserves for Variable Annuities	51R	Reserves for life and health insurance, annuities and deposit-type contracts	27	—	—

Capital and surplus, NAIC SAP			$848,452	$826,005	$516,548

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Stable Value Separate Account (“SVSA”) products were accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151. During 2020, the contract backed by the Stable Value Separate Account-3 was terminated, the market value of the account was distributed, the liabilities were settled and the account was closed. As of December 31, 2021 and 2020, there were no remaining balances within the SVSA product.

B-8	Statement of Additional Information ∎ TC Life Insurance Company Financials

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to antiselection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The additional reserve for variable annuities results from the Department prescribing a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving, effective December 31, 2020. Therefore, the Company’s reported reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

The Company’s risk based capital as of December 31, 2021 and 2020 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve (“AVR”), which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-9

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during March 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Company’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Company’s business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

The Russian invasion of Ukraine has created significant uncertainty in the global financial markets and economies. The duration and extent of this uncertainty and the related impact over the long-term cannot be reasonably estimated at this time. While not currently expected to be material, TIAA Life will continue to monitor the impact on the Company’s business, results of operations, investments, and cash flows.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Surplus and the related Statements of Operations, Changes in Capital and Surplus, and Cash Flows.

Accounting Policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future

B-10	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models and the fair value is capped by any currently effective call price. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Invested Assets: Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost and receivables for securities. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the general account. The Company’s separate accounts are legally insulated from the general account with the exception of the

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-11

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value, except the SVSA which supported book value separate account agreements, in which case the assets were accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2021	2020	Change

Net deferred tax assets	$34,405	$30,987	$3,418

Deferred premium assets	33,924	35,228	(1,304)

Sundry receivables	24	26	(2)

Total	$68,353	$66,241	$2,112

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholder’s reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs

B-12	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2021	2020	2019

Exchange/restructure/transfer of bond investments	$58,809	$213,446	$148,047

Capitalized interest on bonds	$2,682	$2,877	$2,461

Interest credited on deposit-type contracts	$89,488	$112,220	$83,808

Deposits of bond investments on deposit-type contracts	$783,824	$—	$—

Application of New Accounting Pronouncements:

In July 2020, the NAIC adopted modifications to SSAP No. 32, Preferred Stock, effective January 1, 2021. The modifications define carrying value of redeemable preferred stock as amortized cost for NAIC 1-3 designations, the lower of amortized cost or fair value for NAIC 4-6 designations, and fair value for perpetual and mandatory convertible preferred stock, with the fair value capped by any currently effective call price. All preferred stock held by the Company is classified as perpetual preferred stock. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In May 2021, the NAIC adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The revisions incorporate additional disclosure elements and a data-capture template for certain disclosures in SSAP No. 103R. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In August 2021, the NAIC adopted revisions to SSAP No. 32R, Preferred Stock. The revision clarifies that the “effective call price” valuation limitation, for all instruments within the scope of the standard, shall only apply if the call is currently exercisable by the issuer or if the issuer has announced that the instrument will be redeemed or called. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

Note 3—Long-Term Bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	Excess of
2021	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$222,553	$4,941	$(1,550)	$225,944

All other governments	57,755	4,116	—	61,871

States, territories & possessions	29,754	2,629	—	32,383

Political subdivisions of states, territories, & possessions	37,235	1,256	(6)	38,485

Special revenue & special assessment, non-guaranteed agencies & government	1,002,809	40,094	(3,946)	1,038,957

Industrial & miscellaneous	11,074,022	771,448	(88,212)	11,757,258

Hybrids	13,725	395	—	14,120

Total	$12,437,853	$824,879	$(93,714)	$13,169,018

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-13

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	Excess of
2020	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$253,013	$10,724	$—	$263,737

All other governments	64,257	6,693	—	70,950

States, territories & possessions	29,742	3,119	—	32,861

Political subdivisions of states, territories, & possessions	8,207	1,301	—	9,508

Special revenue & special assessment, non-guaranteed agencies & government	1,048,484	60,616	(359)	1,108,741

Industrial & miscellaneous	9,750,877	1,232,018	(2,400)	10,980,495

Hybrids	13,725	999	—	14,724

Total	$11,168,305	$1,315,470	$(2,759)	$12,481,016

Impairment Review Process: All securities are subjected to the Company_s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2021

All other bonds	$2,903,178	$(73,467)	$2,829,711	$193,827	$(10,342)	$183,485

Loaned-backed and structured bonds	693,825	(9,304)	684,521	17,991	(601)	17,390

Total	$3,597,003	$(82,771)	$3,514,232	$211,818	$(10,943)	$200,875

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2020

All other bonds	$188,714	$(2,083)	$186,631	$2,508	$(513)	$1,995

Loaned-backed and structured bonds	57,137	(151)	56,986	423	(13)	410

Total	$245,851	$(2,234)	$243,617	$2,931	$(526)	$2,405

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

B-14	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2021		December 31, 2020
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$279,304	$282,418	$439,183	$444,456

Due after one year through five years	2,411,036	2,485,399	2,035,808	2,156,250

Due after five years through ten years	4,593,916	4,703,519	3,783,398	4,170,798

Due after ten years	3,565,037	4,084,119	3,364,536	4,091,381

Subtotal	10,849,293	11,555,455	9,622,925	10,862,885

Residential mortgage-backed securities	533,789	543,587	730,155	756,566

Commercial mortgage-backed securities	602,818	611,716	326,225	353,638

Asset-backed securities	451,953	458,260	489,000	507,927

Subtotal	1,588,560	1,613,563	1,545,380	1,618,131

Total	$12,437,853	$13,169,018	$11,168,305	$12,481,016

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2021		2020

NAIC 1 and 2	$12,437,567	100.0%	$11,162,826	100.0%

NAIC 3 through 6	286	0.0	5,479	0.0

Total	$12,437,853	100.0%	$11,168,305	100.0%

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31, as follows:

	2021	2020

Finance and financial services	27.6%	24.8%

Manufacturing	16.7%	18.0%

Public utilities	12.3%	12.4%

Real estate investment trusts	5.2%	4.9%

Services	5.1%	5.1%

Revenue and special obligations	5.0%	4.2%

Commercial mortgage-backed securities	4.9%	2.9%

Residential mortgage-backed securities	4.3%	6.6%

Oil and gas	3.9%	4.6%

Asset-backed securities	3.6%	4.4%

Communications	3.4%	3.4%

Transportation	3.1%	3.5%

Retail & wholesale trade	2.7%	2.9%

U.S. governments	0.9%	1.2%

Mining	0.5%	0.5%

Other governments	0.5%	0.6%

Other	0.3%	—%

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-15

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 4—Investment Income and Capital Gains and Losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Bonds	$368,507	$360,856	$313,669

Stocks	180	—	—

Other invested assets	338	339	340

Cash, cash equivalents and short-term investments	26	416	1,167

Contract loans	2,017	1,921	1,700

Total gross investment income	371,068	363,532	316,876

Investment expenses	(13,297)	(12,287)	(12,069)

Net investment income before amortization/(accretion) of IMR	357,771	351,245	304,807

Amortization/(accretion) of IMR	4,843	2,519	1,301

Net investment income	$362,614	$353,764	$306,108

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Bonds	$14,835	$17,576	$(279)

Cash, cash equivalent and short-term investments	4	12	1

Total before capital gain (loss) tax and transfers to IMR, net of taxes	14,839	17,588	(278)

Transfers to IMR, net of taxes	(11,658)	(18,699)	(6,292)

Capital gain/loss tax benefit (expense)	(4,274)	(3,610)	(2,801)

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$(1,093)	$(4,721)	$(9,371)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2021	2020	2019

Other-than-temporary impairments:

Bonds	$1,048	$916	$9,477

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2021	2020	2019

Proceeds from sales	$272,978	$424,785	$219,451

Gross gains on sales	$9,640	$19,345	$5,466

Gross losses on sales	$596	$8,885	$1,362

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 5—Disclosures about Fair Value of Financial Instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

B-16	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2021 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$13,169,018	$12,437,853	$—	$13,161,446	$7,572

Preferred stock	10,022	10,022	1,320	8,702	—

Other invested assets	5,624	4,645	—	5,624	—

Separate account assets	4,806,546	4,806,546	4,786,724	19,822	—

Contract loans	44,839	44,839	—	—	44,839

Cash, cash equivalent & short term investments	165,900	165,900	—	165,900	—

Total	$18,201,949	$17,469,805	$4,788,044	$13,361,494	$52,411

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$8,026,651	$8,026,651	$—	$—	$8,026,651

Separate account liabilities	4,795,122	4,795,122	—	—	4,795,122

Total	$12,821,773	$12,821,773	$—	$—	$12,821,773

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-17

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2020 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$12,481,016	$11,168,305	$—	$12,469,817	$11,199

Preferred stock	3,725	183	3,725	—	—

Other invested assets	6,003	4,667	—	6,003	—

Separate account assets	4,106,499	4,106,499	4,083,823	22,676	—

Contract loans	43,089	43,089	—	—	43,089

Cash, cash equivalent & short term investments	282,322	282,344	31,275	251,047	—

Total	$16,922,654	$15,605,087	$4,118,823	$12,749,543	$54,288

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$6,961,431	$6,961,431	$—	$—	$6,961,431

Separate account liabilities	4,095,043	4,095,043	—	—	4,095,043

Total	$11,056,474	$11,056,474	$—	$—	$11,056,474

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2021 and 2020. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Other invested assets in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash included in Level 2 consist of outstanding disbursements in excess of cash on hand and are valued based on the carrying value of the outstanding disbursement, which approximates fair value. Cash equivalents and short term investments in Level 2 are valued principally by third party services using market observable inputs.

B-18	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and Liabilities Measured and Reported at Fair Value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

2021	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred Stock	$1,320	$8,702	$—	$10,022

Separate account assets	4,786,724	19,822	—	4,806,546

Total assets at fair value	$4,788,044	$28,524	$—	$4,816,568

Total liabilities at fair value	$—	$—	$—	$—

2020	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$4,083,823	$22,676	$—	$4,106,499

Total assets at fair value	$4,083,823	$22,676	$—	$4,106,499

Total liabilities at fair value	$—	$—	$—	$—

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2021 and 2020, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 6—Restricted Assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31 (in thousands):

	2021
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$7,972	$—	$—	$—	$7,972	$8,044	$(72)	$—	$7,972	0.045%	0.045%

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-19

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2020
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,044	$—	$—	$—	$8,044	$8,112	$(68)	$—	$8,044	0.051%	0.051%

Note 7—Premiums and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	$21,315	$56,044	$21,452	$57,093

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 8—Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2021, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, and group life.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-3 (“SVSA-3”) was established on November 13, 2013, as a non-unitized guaranteed separate accounts that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The guaranteed investment contracts (“GICs”) backed by the SVSA-3 were terminated effective February 5, 2020. The market value of the account was distributed, and the liabilities were settled. The account was subsequently closed in 2020. The assets of this account were carried at amortized cost.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Life VLI -1	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

TIAA Life SVSA-3	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

B-20	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2021		2020
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Life VLI-1	$458,326	$—	$369,281	$—

TIAA Life VLI-2	282,407	—	237,305	—

TIAA Life VA-1	4,037,260	—	3,469,484	—

TIAA Life MVA-1	—	28,553	—	30,429

Total	$4,777,993	$28,553	$4,076,070	$30,429

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2021
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$116	$—	$318,357	$318,473

Reserves

For accounts with assets at:

Fair value	$16,693	$—	$4,775,690	$4,792,383

Amortized cost	—	—	—	—

Total reserves	$16,693	$—	$4,775,690	$4,792,383

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$16,383	$—	$—	$16,383

At fair value	—	—	4,775,690	4,775,690

Not subject to discretionary withdrawal	310	—	—	310

Total reserves	$16,693	$—	$4,775,690	$4,792,383

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-21

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2020
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$10	$—	$245,872	$245,882

Reserves

For accounts with assets at:

Fair value	$18,639	$—	$4,072,644	$4,091,283

Amortized cost	—	—	—	—

Total reserves	$18,639	$—	$4,072,644	$4,091,283

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$18,359	$—	$—	$18,359

At fair value	—	—	4,072,644	4,072,644

Not subject to discretionary withdrawal	280	—	—	280

Total reserves	$18,639	$—	$4,072,644	$4,091,283

	2019
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$1,623	$—	$371,445	$373,068

Reserves

For accounts with assets at:

Fair value	$21,367	$—	$3,587,488	$3,608,855

Amortized cost	388,268	—	—	388,268

Total reserves	$409,635	$—	$3,587,488	$3,997,123

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$21,247	$—	$—	$21,247

At fair value	388,268	—	3,587,488	3,975,756

Not subject to discretionary withdrawal	120	—	—	120

Total reserves	$409,635	$—	$3,587,488	$3,997,123

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2021	2020	2019

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$319,598	$244,999	$369,654

Transfers from separate accounts	(259,869)	(199,564)	(229,333)

Net transfers to separate accounts	59,729	45,435	140,321

Reconciling adjustments:

Fund transfer exchange gain (loss)	(852)	(649)	(108)

Transfers as reported in the Company’s Statements of Operations	$58,877	$44,786	$140,213

B-22	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Note 9—Related Party Transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2021	2020	2019

Payments to TIAA

Operating expenses	$45,886	$51,067	$117,015

Investment expenses	13,156	12,109	11,755

Total	$59,042	$63,176	$128,770

TAL previously provided investment advisory services and other administrative services to the Company’s GIC separate accounts in accordance with an Investment Management Agreement. During 2020, the contracts backed by the SVSA-3, the last remaining GIC separate account, were terminated resulting in TAL no longer providing investment advisory and other administrative services to separate accounts.

Payments made to TAL for services for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Payments to TAL	$—	$145	$2,251

Nuveen Securities, LLC (“NS”), an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, previously distributed registered securities for certain proprietary funds and non-proprietary mutual funds for the Company’s GIC separate accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Payments to NS	$—	$346	$301

TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, is authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Payments to Services	$3,113	$3,983	$15,673

The Company has a services agreement for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Payments to TFI	$21,489	$17,286	$12,880

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2021 and 2020, there were no contributions from TIAA to the Company. During 2019, TIAA contributed $220,000 thousand in capital to the Company.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-23

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 1, 2022. As of December 31, 2021, $30,000 thousand of this facility was maintained on a committed basis and there were no balances outstanding.

At December 31, 2021 or 2020, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2021	2020

Amounts due to Parent and affiliates	$11,696	$8,422

Note 10—Federal Income Taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2021 or December 31, 2020.

The components of net DTAs and DTLs at December 31, are as follows (in thousands):

	2021			2020			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$52,325	$4,345	$56,670	$49,847	$3,187	$53,034	$2,478	$1,158	$3,636

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	52,325	4,345	56,670	49,847	3,187	53,034	2,478	1,158	3,636

d) Deferred tax assets non-admitted	30,407	3,998	34,405	27,845	3,142	30,987	2,562	856	3,418

e) Subtotal net admitted deferred tax asset (c-d)	21,918	347	22,265	22,002	45	22,047	(84)	302	218

f) Deferred tax liabilities	4,504	347	4,851	4,214	45	4,259	290	302	592

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$17,414	$—	$17,414	$17,788	$—	$17,788	$(374)	$—	$(374)

	2021			2020			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation.(The lesser of (b)1 and (b)2 below)	17,414	—	17,414	17,788	—	17,788	(374)	—	(374)

1. Adjusted gross DTA expected to be realized following the balance sheet date	17,414	—	17,414	17,788	—	17,788	(374)	—	(374)

2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	123,636	XXX	XXX	120,149	XXX	XXX	3,487

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	4,504	347	4,851	4,214	45	4,259	290	302	592

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$21,918	$347	$22,265	$22,002	$45	$22,047	$(84)	$302	$218

	2021	2020

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,121%	1,316%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$824,243	$800,995

B-24	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

	12/31/2021		12/31/2020		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$52,325	$4,345	$49,847	$3,187	$2,478	$1,158

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$21,918	$347	$22,002	$45	$(84)	$302

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	2021	2020	2019

Current Income Tax:

Federal income tax expense	$28,238	$18,948	$4,899

Foreign taxes	—	—	—

Subtotal	$28,238	$18,948	$4,899

Federal income taxes expense/(benefit) on net capital gains/(losses)	4,274	3,610	2,801

Other	829	(314)	(1,246)

Federal and foreign income tax expense	$33,341	$22,244	$6,454

	12/31/2021	12/31/2020	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$8,441	$7,320	$1,121

Deferred acquisition costs	41,012	41,844	(832)

Other (including items < 5% of total ordinary tax assets)	2,872	683	2,189

Subtotal	$52,325	$49,847	$2,478

Non-admitted	30,407	27,845	2,562

Admitted ordinary deferred tax assets	$21,918	$22,002	$(84)

Capital:

Investments	$4,345	$3,187	$1,158

Net capital loss carry-forward	—	—	—

Subtotal	$4,345	$3,187	$1,158

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	3,998	3,142	856

Admitted capital deferred tax assets	347	45	302

Admitted deferred tax assets	$22,265	$22,047	$218

Deferred Tax Liabilities:

Ordinary:

Reserve transition adjustment	$2,718	$3,398	$(680)

Investments	1,694	703	991

Other (including items<5% of total ordinary tax liabilities)	92	113	(21)

Subtotal	$4,504	$4,214	$290

Capital:

Investments	$347	$45	$302

Deferred tax liabilities	$4,851	$4,259	$592

Net Admitted Deferred Tax Assets/Liabilities	$17,414	$17,788	$(374)

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-25

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2021, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$35,030	21.00%

Dividends received deduction	(2,336)	(1.40)%

Amortization of interest maintenance reserve	(1,017)	(0.61)%

Tax-exempt interest	(74)	(0.04)%

Liability for unauthorized reinsurance	(2,436)	(1.46)%

Prior year true-up	829	0.50%

Nonadmitted assets and other permanent differences	(1)	—%

Total statutory income taxes	$29,995	17.99%

Federal and foreign income tax expense—ordinary	$29,067	17.44%

Federal and foreign income tax expense—capital	4,274	2.56%

Change in net deferred income tax charge (benefit)	(3,346)	(2.01)%

Total statutory income taxes	$29,995	17.99%

At December 31, 2021, the Company had no net operating loss (“NOL”) carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2019	$—	$2,801	$2,801

2020	—	3,610	3,610

2021	—	4,274	4,274

Total	$—	$10,685	$10,685

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) ND Properties, Inc.

9) NIS/R&T, Inc.*

10) Nuveen Holdings, Inc.*

11) Nuveen Holdings 1, Inc.*

12) Nuveen Investments, Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) Oleum Holding Company, Inc.

16) T-C Europe Holding, Inc.

17) T-C SP, Inc.

18) Teachers Insurance and Annuity Association of America

19) Terra Land Company

20) TIAA Board of Governors

21) TIAA-CREF Tuition Financing, Inc.

22) TIAA Commercial Finance, Inc.

23) TIAA FSB Holdings, Inc.

24) TIAA, FSB

B-26	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

25) Tygris Asset Finance, Inc.

26) Tygris Commercial Finance Group, Inc.

27) Westchester Group Asset Management, Inc.

28) Westchester Group Farm Management, Inc.

29) Westchester Group Investment Management Holding Company, Inc.

30) Westchester Group Investment Management, Inc.

31) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The Company’s tax years 2014 through 2016 are currently under examination by the Internal Revenue Service (“IRS”), and tax years 2017 through 2020 are open for examination.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 for all other products.

Effective January 1, 2020 variable annuity reserving follows VM-21. During 2020, the Company elected the factor based alternative method under VM-21, which is an option allowed for variable annuity writers with no living benefits, in order to simplify the reserve methodology. Prior to 2020, the Company’s policy and contract reserves on these variable annuity products were calculated under a modeled based method in accordance with Actuarial Guideline 43 (“AG43”). This change in valuation basis was recorded as an opening surplus adjustment in the amount of $4,574 thousand. Effective December 31, 2020 reserves were also subject to the NYDFS floor prescribed under NYDFS Regulation 213, Principle-Based Reserving. The final reported reserve for variable annuities is the greater of those prescribed under VM-21 and Regulation 213. See note 2—Significant Accounting Policies for the amount of additional reserves held as a result of Regulation 213.

The Company also maintains excess reserves based on VM-21 and Regulation 213 at the level of $1,305 thousand and $2,853 thousand as of December 31, 2021 and 2020, respectively. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and held no additional reserves for each of the years ended December 31, 2021 and 2020. The reserve change in 2020 is due to the release of the additional reserves established in 2019 as no additional reserves were required as a result of year-end 2020 asset adequacy analysis. The year end 2020 asset adequacy analysis included favorable mortality experience, growth in the guaranteed funding agreement business, which has low guaranteed crediting rates, and continued expense reductions. The reserve change in 2019 is due to additional reserves established as a result of year-end 2019 asset adequacy analysis. During 2019, the NYDFS included certain requirements for asset adequacy analysis, which included the removal of profits from reinsurance agreements from cash flow testing analysis, which were a driver of the additional reserve amounts.

For the years ended December 31, 2021 and 2020, the Company did not have any Group Annuity reserves.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-27

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$16,383	$—	$16,383	0.3%

At fair value	—	—	3,974,194	3,974,194	77.4%

Total with market value adjustment or at fair value	$—	$16,383	$3,974,194	$3,990,577	77.7%

At book value without adjustment (minimal or no charge or adjustment)	1,028,858	—	—	1,028,858	20.0%

Not subject to discretionary withdrawal	120,604	—	—	120,604	2.3%

Total (direct + assumed)	$1,149,462	$16,383	$3,974,194	$5,140,039	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,149,462	$16,383	$3,974,194	$5,140,039

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$18,359	$—	$18,359	0.5%

At fair value	—	—	3,420,428	3,420,428	73.9%

Total with market value adjustment or at fair value	$—	$18,359	$3,420,428	$3,438,787	74.4%

At book value without adjustment (minimal or no charge or adjustment)	1,074,748	—	—	1,074,748	23.2%

Not subject to discretionary withdrawal	112,476	—	—	112,476	2.4%

Total (direct + assumed)	$1,187,224	$18,359	$3,420,428	$4,626,011	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,187,224	$18,359	$3,420,428	$4,626,011

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$64,737	$64,737	0.8%

At book value without adjustment (minimal or no charge or adjustment)	7,885,425	—	—	7,885,425	97.5%

Not subject to discretionary withdrawal	141,226	—	—	141,226	1.7%

Total (direct + assumed)	$8,026,651	$—	$64,737	$8,091,388	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,026,651	$—	$64,737	$8,091,388

B-28	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$50,503	$50,503	0.7%

At book value without adjustment (minimal or no charge or adjustment)	6,830,548	—	—	6,830,548	97.4%

Not subject to discretionary withdrawal	130,883	—	—	130,883	1.9%

Total (direct + assumed)	$6,961,431	$—	$50,503	$7,011,934	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$6,961,431	$—	$50,503	$7,011,934

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

	2021
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,057,607	$2,057,706	$2,075,998

Variable Universal Life	363,663	360,616	371,250

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	629,257

Disability—Active Lives	—	—	11,996

Disability—Disabled Lives	—	—	1,980

Miscellaneous Reserves	—	—	25,613

Total (direct + assumed)	$2,421,270	$2,418,322	$3,116,094

Reinsurance Ceded	—	—	471,573

Total (net)	$2,421,270	$2,418,322	$2,644,521

	2020
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$1,994,484	$1,994,587	$2,008,324

Variable Universal Life	354,108	349,831	361,185

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	636,514

Disability—Active Lives	—	—	11,637

Disability—Disabled Lives	—	—	1,832

Miscellaneous Reserves	—	—	26,484

Total (direct + assumed)	$2,348,592	$2,344,418	$3,045,976

Reinsurance Ceded	—	—	485,319

Total (net)	$2,348,592	$2,344,418	$2,560,657

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-29

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2021
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$740,872	$736,758	$736,758

Reinsurance Ceded	—	—	—

Total (net)	$740,872	$736,758	$736,758

	2020
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$606,752	$601,713	$601,722

Reinsurance Ceded	—	—	—

Total (net)	$606,752	$601,713	$601,722

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table, 2001 CSO Table, or 2017 CSO Table and interest rates of 3% through 5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4%.

Liabilities for incurred but not reported life insurance claims are based on historical experience and are set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2021 or 2020. The Company has $40,992,196 thousand and $42,700,019 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2021 and 2020, respectively. Premium deficiency reserves related to the above insurance total $9,201 thousand and $10,263 thousand at December 31, 2021 and 2020, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 12—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows for the years ended December 31 (in thousands):

	Years Ended December 31,
	2021	2020	2019

Direct premiums	$525,018	$461,858	$730,552

Ceded premiums	(89,705)	(92,444)	(103,459)

Net premiums	$435,313	$369,414	$627,093

The major lines in the accompanying financial statements that were reduced (increased) by the effect of these reinsurance agreements include the following for the years ended December 31 (in thousands):

	2021	2020	2019

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$89,705	$92,444	$103,459

Policy and contract benefits	62,808	65,063	55,040

Increase/(decrease) in policy and contract reserves	(9,129)	4,310	14,788

Reserves for life and health, annuities and deposit-type contracts	610,407	622,996	617,187

B-30	Statement of Additional Information ∎ TC Life Insurance Company Financials

concluded

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2021	2020	2019

Change in net unrealized capital gains (losses), net of taxes	$1,137	$—	$—

Change in reserve on account of change in valuation basis	1,568	(4,574)	—

Change in asset valuation reserve	(8,956)	(3,321)	(195)

Change in net deferred federal income tax	3,346	(48,432)	49,276

Change in non-admitted assets	(2,112)	49,926	(47,648)

Change in liability for reinsurance of unauthorized companies	(11,600)	4,217	(1,575)

Change in surplus of separate accounts	(719)	(1,089)	(2,422)

Dividends to stockholders	(81,600)	—	—

As of December 31, 2021 and 2020, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes, was $1,439 thousand and $0 thousand, respectively.

The Company received no additional paid-in capital contributions for the years ended December 31, 2021 and 2020. The Company received an additional paid-in capital contribution from TIAA of $220,000 thousand for the year ended December 31, 2019.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the NYIL, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company paid an ordinary dividend to TIAA, its shareholder, in the amount of $81,600 thousand for the year ended December 31, 2021. The Company did not pay dividends to TIAA for the years ended December 31, 2020 and 2019.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 15—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 10, 2022, the date the financial statements were available to be issued.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-31